Exhibit 10.4.4

THIRD AMENDMENT

TO

TERM LOAN AGREEMENT

This THIRD AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), is dated as of August 11, 2011, among WHALE SHARK MEDIA, INC., SPECTRAWIDE ACQUISITION CO., LLC, SPECTRAWIDE INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, and RMN ACQUISITION CO., LLC (each, individually a “Borrower,” and collectively the “Borrowers”), COMERICA BANK, a Texas banking association, as agent (“Agent”), and the Lenders (as defined in the Loan Agreement) party hereto.

RECITALS:

A. Borrowers, Agent and the Lenders have previously entered into the Term Loan Agreement dated as of November 24, 2010 (such agreement, together with all amendments and restatements, the “Loan Agreement”).

B. Borrowers, Agent and the Lenders desire to amend the Loan Agreement as herein provided.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Loan Agreement.

ARTICLE II

Amendments

(All amendments herein are effective as of the date of this Amendment unless otherwise stated)

2.1 Amendment to Section 1.1 of the Loan Agreement.

(a) The following definitions are added to Section 1.1 of the Loan Agreement:

“eConversions Acquisition” shall mean the 2011 acquisition by Whale Shark Media Limited, a company registered in England and Wales, pursuant to the eConversions Purchase Agreement.

“eConversions Purchase Agreement” shall mean the Agreement dated as of August 15, 2011 between Whale Shark Media Limited, a company registered in England and Wales, as purchaser, and certain named parties therein, as sellers, providing for the purchase by purchaser of all of the capital voting stock of eConversions Limited, a United Kingdom company, together, without limitation, the Guaranteed Loan Notes, the Loan Note Deed, the Loan Note Guarantee, the Put and Call Option Agreement, the Company Loan Notes, and the Parent Loan Notes (in each case, as such agreements and instruments are defined in the foregoing Agreement or the other foregoing documents and instruments, as the case requires).

“eConversions Subordinated Notes” shall mean the six subordinated promissory notes of Whale Shark Media, Inc., as maker, in the aggregate principal amount of US$6,000,000 for all such notes, copies of which are attached hereto as Exhibit H.

“Guaranteed Loan Notes” shall mean the six promissory notes of Whale Shark Media Limited (a company registered in England and Wales and being 100% owned by Whale Shark Media, Inc.) as maker, in the aggregate principal amount of US$13,000,000 for all such notes, copies of which are attached hereto as Exhibit I.

(b) The following changes are made to existing definitions in Section 1.1 of the Agreement:

The definitions of “Fixed Charge Coverage Ratio,” “Funded Debt,” and “Net Income” are restated in their entirety to read as follows:

“Fixed Charge Coverage Ratio” shall mean, on a Consolidated basis and without duplication, at any time of determination, the ratio of (x) Borrowers’ EBITDA for the immediately preceding twelve months, minus the sum of cash non-financed Capital Expenditures, cash investor management fees, increases in capitalized software, and cash taxes, in each case for the same period, to (y) the sum of the following: current maturities of Borrowers’ Funded Debt plus Borrowers’ interest expense. For avoidance of doubt, it is agreed that Base Earn-Outs, the Deferred RMN Payments, and the eConversions Subordinated Notes will be excluded from the Fixed Charge Coverage Ratio calculation. Further, it is agreed that until such time as interest expense can be calculated on a trailing twelve-month basis, interest expense will be annualized, computed from the Effective Date.

“Funded Debt” of a Person shall mean without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services as of such date (other than operating leases and trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument (including without limit in the case of Borrowers, the Base

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Earn Outs, the Deferred RMN Note, the eConversions Subordinated Notes, the Seller Notes and annual payments made for the Deals.com Indebtedness), (b) the principal component of all obligations of such Person under Capitalized Leases, (c) all reimbursement obligations (actual, contingent or otherwise) of such Person in respect of letters of credit, bankers acceptances or similar obligations issued or created for the account of such Person, (d) all liabilities of the type described in (a), (b) and (c) above that are secured by any Liens on any property owned by such Person as of such date even though such Person has not assumed or otherwise become liable for the payment thereof, the amount of which is determined in accordance with GAAP; provided however that so long as such Person is not personally liable for any such liability, the amount of such liability shall be deemed to be the lesser of the fair market value at such date of the property subject to the Lien securing such liability and the amount of the liability secured, and (e) all Guarantee Obligations in respect of any liability which constitutes Funded Debt; provided, however that Funded Debt shall not include any indebtedness under any Hedging Transaction prior to the occurrence of a termination event with respect thereto and not include any intercompany debt among Borrowers and their wholly-owned Subsidiaries.

“Net Income” the net income (or loss) of a Person for any applicable period of determination, determined in accordance with GAAP, but excluding, in any event:

(i) any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account of any excluded losses; and

(ii) in the case of any Borrower, net earnings of any Person in which such Borrower has less than a 100% ownership interest, unless such net earnings shall have actually been received by such Borrower in the form of cash distributions, and in such case the cash distribution will be included in Net Income up to (but not to exceed) the amount of net earnings for such Person for the same period of determination.

“Term Loan A Maturity Date” shall mean November 23, 2015; provided, however, without further notice or action by the Agent and the Term Loan A Lenders, the Term Loan A Maturity Date shall be March 29, 2013, if at August 31, 2011, the eConversions Subordinated Notes have not issued and if the Guaranteed Loan Notes remain outstanding.

2.2 Amendment to Section 4.8(c) of the Loan Agreement. Section 4.8(c) of the Loan Agreement is restated in its entirety to read as follows:

“(c) Subject to clause (e) hereof, immediately upon receipt by any Credit Party of Net Cash Proceeds from the issuance of any Equity Interests of such Person (other than Equity Interests issued in May, 2011, to Google for up to

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$10,000,000, approximately $18,000,000 of Equity Interests issued in August, 2011, pursuant to the exercise, by the holders thereof, of Series B-2 warrants of WSM, and except for Equity Interests under any stock option or employee incentive plans listed on Schedule 6.13 hereto (or any successor plans) or Equity Interests of WSM issued to directors, officers or employees of the Borrowers or their Subsidiaries) or Net Cash Proceeds from the issuance of any Subordinated Debt after the Effective Date, Borrowers shall prepay the Term Loans by an amount equal to one hundred percent (100%) of such Net Cash Proceeds from the issuance of Subordinated Debt and fifty percent (50%) of such Net Cash Proceeds from the issuance of any Equity Interests.”

2.3 Amendment to Section 8.1 of the Loan Agreement. Section 8.1 of the Loan Agreement is amended by adding the following sub paragraph:

“(l) The eConversions Subordinated Notes.”

2.4 Amendment to Section 8.6 of the Loan Agreement. Section 8.6 of the Loan Agreement is restated in its entirety to read as follows:

“8.6 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for (a) reinvestments of Net Proceeds from Asset Sales, insurance proceeds or condemnation proceeds to the extent permitted under Section 4.8 hereof and (b) Capital Expenditures, the amount of which shall not exceed $2,500,000 each Fiscal Year.”

2.5 Amendment to Section 8.7(d) of the Loan Agreement. Section 8.7(d) of the Loan Agreement is amended by substituting “$1,000,000” for “250,000” therein.

2.6 Amendment to Section 8.11 of the Loan Agreement. Section 8.11 of the Loan Agreement is restated in its entirety to read as follows:

8.11 Prepayment of Debt; Deferred RMN Payments; Payment on eConversions Notes. Make any prepayment (whether optional or mandatory), repurchase, redemption, defeasance or any other payment in respect of any Subordinated Debt (other than payments permitted under the applicable Subordination Agreement) or Debt owed to any Person (other than Indebtedness, as provided for herein for prepayments); provided, however, (i) Borrowers can make regularly scheduled Base Earn-Out payments and payments on Deals.com Indebtedness payments, and Seller Notes payments so long as the Agent receives three (3) days prior written notice thereof in each instance and, in each instance no Event of Default exists at the time of (and no Event of Default would exist, giving effect to) such payment (and Borrowers shall certify to Agent as such in the written notice referenced above), and (ii) Borrowers can make Deferred RMN

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Payments and payments on the eConversion Notes in accordance with their terms so long as (a) the Agent receives three (3) days prior written notice thereof in each instance (b) in each instance no Event of Default exists at the time of (and no Event of Default would exist, giving effect to) such payment (and Borrowers shall certify to Agent as such in the written notice referenced above), (c) such payments are made solely from Excess Cash Flow remaining after application of Excess Cash Flow pursuant to Section 4.8(a) and do not, in the aggregate, exceed (x) 50% of Borrower’s Excess Cash Flow during the period of March, 2011 through March 31, 2012, and (y) thereafter, the aggregate amount of payments made to Agent from Excess Cash Flow as required by Section 4.8(a), (d) after giving effect to such payment, the Borrowers have cash on hand, on deposit at Agent, in an amount not less than $3,000,000 and (e) all such payments in the aggregate, including any such payments made prior to the date of any payment, do not exceed $10,000,000 in principal payments and any accrued interest thereon for the Deferred RMN Note and $6,000,000 in principal payments and any accrued interest thereon for the eConversions Notes.

ARTICLE III

Conditions Precedent

3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Amendment and Other Documents. Agent shall have received this Amendment executed by Borrower and all other parties hereto. Without limitation, Whale Shark Media, Inc. shall have executed and delivered to Agent the Pledge Agreement in the form of Annex 1 hereto, together with all stock certificates and stock assignments relating thereto.

(b) Closing of eConversions Acquisition. Agent shall be satisfied that the eConversions Acquisition has closed in accordance with the terms of the eConversions Purchase Agreement.

(c) Fee. Agent shall have received a $20,000 amendment fee, for the ratable benefit of the Lenders based upon the respective Term Loan A Percentage of each Lender on the date hereof.

(d) No Default. No Default or Event of Default shall exist.

(e) Representations and Warranties. All of the representations and warranties contained in the Loan Agreement, as amended hereby, shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

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ARTICLE IV

Ratifications, Representations and Warranties

4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Loan Agreement, as amended hereby, is legal, valid, binding and enforceable in accordance with its terms.

4.2 Representations and Warranties. Borrower hereby represents and warrants to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents (as defined in the Loan Agreement) executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organizational document of Borrower, (b) the representations and warranties contained in the Loan Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists, and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE V

Miscellaneous

5.1 Consent. Agent and the Lenders consent to (a) Whale Shark Media, Inc. forming Whale Shark Media Limited, a company registered in England and Wales, (b) the consummation of the eConversions Acquisition in accordance with the eConversions Purchase Agreement and the execution of all documents, and the execution of all debt instruments, contemplated thereby, and (c) the issuance in August, 2011, by Whale Shark Media, Inc. of approximately $18,000,000 in Equity Interests to the holders of Series B-2 warrants.

5.2 Agreement to Notify. Whale Shark Media, Inc. agrees to notify Agent in writing promptly upon its exercise of the call option that has been granted to Whale Shark Media, Inc. with respect to the eConversions Note by the holders of such notes. This covenant constitutes a covenant under the Loan Agreement.

5.3 Loan Document. This Amendment is a Loan Document.

5.4 Obligations. This Amendment is not intended as and shall not be construed as a release or novation of any Indebtedness.

5.5 Further Actions. Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent may deem necessary or appropriate in connection with this Amendment.

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5.6 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

5.7 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

5.8 ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

The Remainder of This Page Is Intentionally Left Blank.

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Executed as of the date first written above.

BORROWERS:

WHALE SHARK MEDIA, INC.

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:

SPECTRA WIDE ACQUISITION CO., LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:

SPECTRA WIDE INC.

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:

CSB ACQUISITION CO., LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:

CLTD ACQUISITION CO., LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:

SMALLPONDS, LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:

DEALS.COM, LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:

RMN ACQUISITION CO., LLC
By:	Whale Shark Media, Inc., its Sole Member

By:	/s/ G. Cotter Cunningham
Name:	G. Cotter Cunningham
Title:

AGENT:

COMERICA BANK

By:	/s/ Stephen Bitter
Name:	Stephen Bitter
Title:	Vice President

LENDER:

COMERICA BANK

By:	/s/ Stephen Bitter
Name:	Stephen Bitter
Title:	Vice President

LENDER:

SQUARE 1 BANK

By:	/s/ Zach Robbins
Name:	Zach Robbins
Title:	Assistant Vice President

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LENDER:

SILICON VALLEY BANK

By:	/s/ Jay Wefel
Name:	Jay Wefel
Title:	RM

Annex 1

Pledge Agreement

A-1-1

The following Exhibit is attached

to and is a part of the

Second Amendment to

Term Loan Agreement

Exhibit H

eConversions Subordinated Notes

H-1

The following Exhibit is attached

to and is a part of the

Second Amendment to

Term Loan Agreement

Exhibit I

Guaranteed Loan Notes

I-1

Annex 1

Pledge Agreement

PLEDGE AGREEMENT

This Pledge Agreement (the “Agreement”) is executed and effective as of August 11, 2011. For value received, the undersigned (“Debtor”) pledges, assigns and grants to Comerica Bank, whose address is 1717 Main Street, Dallas, Texas 75201, Attention: TLS Lending (Austin), in its capacity as Administrative Agent (“Agent”), for the benefit of Agent and for the ratable benefit of the Lenders, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a “security interest”) in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future Indebtedness (as defined in the Credit Agreement) to the Agent or the Lenders of Whale Shark Media, Inc., Spectrawide Acquisition Co., LLC, Spectrawide Inc., CSB Acquisition Co., LLC, CLTD Acquisition Co., LLC, Smallponds, LLC, Deals.com, LLC, and RMN Acquisition Co., LLC (collectively, “Borrower”). Reference is made to that certain Term Loan Agreement dated as of November 24, 2010, among Borrower, Agent and the Lenders signatories thereto (as amended or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Credit Agreement. In the event of any conflict between a provision of this Agreement and a provision of the Credit Agreement, the Credit Agreement will control.

The parties acknowledge that Indebtedness includes all costs incurred by Agent or any Lender in establishing, determining, continuing, or defending the validity or priority of any security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Agent or the Lenders and Borrower and/or Debtor or in connection with any proceeding involving Agent or the Lenders as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorneys’ fees, in each case as provided in the Credit Agreement. Debtor agrees to pay Agent or the Lenders all such costs incurred by the Agent or any Lender, in accordance with the terms of the Credit Agreement. Any reference in this Agreement to attorneys’ fees shall be deemed a reference to reasonable fees, costs, and expenses of both in house and outside counsel and paralegals, whether inside or outside counsel is used, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys’ fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Debtor further covenants, agrees, represents and warrants as follows:

(A)	Collateral. Collateral shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

(1)	sixty five percent (65%) of all of the capital voting stock, shares, or other ownership interests in each of the following entities as issuers, as presently represented by the following certificate (i.e., the following certificate represents such 65% ownership):

Issuer	Certificate Number/Number of Shares

Whale Shark Media Limited, a company registered in England and Wales	Certificate number 1 for 65 ordinary shares registered in name of Debtor

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(2)	all stock rights, including without limitation, any stock, securities, revenues, dividends or other distributions and any other right or property which the Debtor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for, or in exchange for any stock or certificates, and any right to receive securities, earnings or other rights.

(3)	all proceeds and substitutions of any of the foregoing, including any cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

At no time shall more than (or less than) sixty five percent (65%) of the issued and outstanding ownership interests or capital stock of any of the respective issuers above constitute Collateral.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

(B)	Warranties, Covenants and Agreements. Debtor warrants, covenants and agrees as follows:

(a)	Debtor shall, at the request of Agent, mark its records and the Collateral to clearly indicate the security interest of Agent under this Agreement. On the date of this Agreement all certificates evidencing the Collateral will be delivered to Agent, accompanied by assignments (stock powers) duly executed in blank by Debtor, and Debtor agrees to deliver in the future any additional certificates, as may issue from time to time, together with duly executed assignments (stock powers) in blank.

(b)	At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Agent or any Lender, Debtor shall be deemed to have warranted that (a) Debtor has good and valid title to such Collateral and has the right and authority to subject it to a security interest granted to Agent or any Lender; (b) none of the Collateral is subject to any security interest other than security interests, if any, permitted under the Credit Agreement as Permitted Liens and security interest in favor of Agent or any Lender; (c) there are no financing statements on file, other than financing statements reflecting Permitted Liens and financing statements in favor of Agent; (d) no Person, other than Agent or such Persons with whom Agent has executed a collateral possession and control agreement acceptable to Agent, has possession or control (as defined in the Uniform Commercial Code) of any material Collateral of such nature that perfection of a security interest may be accomplished by possession or control.

(c)	Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than Permitted Liens and those in favor of Agent and the Lenders.

(d)

Debtor will do all acts and will execute or cause to be executed all writings requested by Agent to establish, maintain and continue an exclusive, perfected and first security interest of Agent and the Lenders in the Collateral subject to

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Permitted Liens. Debtor agrees that Agent and the Lenders have no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness.

(e)	Debtor will pay all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, as required by the terms of the Credit Agreement. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Agent has the option (but not the obligation) to do so, and Debtor agrees to repay all amounts so expended by Agent, in each case in accordance with the terms of the Credit Agreement.

(f)	As long as no Event of Default exists the right to receive payments, including dividends and other distributions, on Collateral in the ordinary course of business may be exercised by Debtor; provided, however, that Debtor will not exercise, or cause to be exercised, any such rights, without the prior written consent of Agent, if the direct or indirect effect thereof will result in an Event of Default. At any time an Event of Default exists and without notice, Agent may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application in accordance with the terms of the Credit Agreement; and (c) to take such actions in its own name or in Debtor’s name as Debtor’s agent, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of the Agent’s or any Lender’s security interest may be accomplished by control.

(g)	Agent may assign any of the Indebtedness and deliver any or all of the Collateral to its permitted assignee, in each case as permitted by and subject to the terms of the Credit Agreement, who then shall have with respect to Collateral so delivered all the rights and powers of Agent under this Agreement, and after that Agent shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

(h)

The undersigned agrees that no security or guarantee now or later held by Agent or any Lender for the payment of any Indebtedness, whether from Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional pledge of the undersigned under this Agreement, and Agent, in its sole discretion, without notice to the undersigned, may release, exchange, modify, enforce and otherwise deal with any security or guaranty without affecting in any manner the unconditional pledge of the undersigned under this Agreement. The undersigned acknowledges and agrees that Agent and the Lenders have no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, or to obtain any

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guaranty to secure payment of the Indebtedness, and the undersigned is not relying upon any guaranty which Agent has or may have or assets in which Agent or any Lender has or may have a lien or security interest (other than the Collateral) for payment of the Indebtedness.

(i)	Agent’s rights under this Agreement shall not be affected by any modifications, extensions or renewals of any of the Indebtedness, whether in whole or in part, and as to all of the Indebtedness and modifications, extensions or renewals of it, this Agreement shall continue effective until the same shall have been fully paid. The undersigned shall indemnify Agent and the Lenders against all claims, damages, costs and expenses, including with limit attorneys’ fees, incurred by Agent in connection with any suit, claim or action against Agent arising out of any modification or termination of a Borrower loan or any refusal by Agent to extend additional credit in connection with the termination of this Agreement, INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES, OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM AGENT’S OR ANY LENDER’S OWN NEGLIGENCE, except as to the extent (but only to the extent) caused by Agent’s or any Lender’s gross negligence or willful misconduct.

(j)	The undersigned agrees to reimburse Agent upon demand for all costs and expenses (including, without limit, attorneys’ fees) incurred in enforcing any of the duties or obligations of the undersigned under this Agreement or in establishing, determining, continuing or defending the validity or priority of Agent’s security interest under this Agreement.

(C)	Collection of Proceeds.

(a)	Reference is made to Section 4.8 of the Credit Agreement for certain provisions relating to mandatory payments required to be made on the Indebtedness upon any sale of any Collateral by Debtor. At the request of Agent so long as an Event of Default exists, all proceeds of any such sale of any Collateral must be deposited into a deposit account at Agent over which Agent has exclusive control, exclusive rights of withdrawal, and a first priority security interest (and any violation of this provision will be an Event of Default hereunder). The application and release of proceeds of sale of Collateral as a result of a sale will be as set forth in Section 4.8 of the Credit Agreement.

Immediately upon the occurrence of an Event of Default and notice to Debtor by Agent and at all times after that, so long as an Event of Default exists, Debtor agrees to fully and promptly cooperate and assist Agent in the collection and enforcement of all Collateral and to hold in trust for Agent and the Lenders all payments, including dividends and other distributions received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, so long as an Event of Default exists, Debtor agrees to

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(a) endorse to Agent and immediately deliver to Agent all payments, including dividends and other distributions received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Agent all property in Debtor’s possession or later coming into Debtor’s possession through enforcement of Debtor’s rights or interests in the Collateral. So long as an Event of Default then exists, Debtor irrevocably authorizes Agent or any Agent employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for, or dividends or distribution with respect to, any Collateral, and to do any and all things necessary in order to reduce these items to money. Agent and the Lenders shall have no duty as to the collection or protection of Collateral or the proceeds of it, or as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Agent or any Lender. Debtor agrees to take all reasonable steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section (C)(a).1 shall be deemed a consent by Agent to any sale, lease or other disposition of any Collateral beyond the sales permitted under the Credit Agreement.

(D)	Defaults, Enforcement and Application of Proceeds.

(a)	The occurrence of any Event of Default under the Credit Agreement shall constitute an Event of Default hereunder.

(b)	Upon the occurrence and during the continuance of any Event of Default, Agent may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

(1)	To redirect to Agent all payments, including dividends and other distributions, received or to be received on any Collateral, and to otherwise take and dispose of any Collateral;

(2)	Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

(3)	Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

(4)	Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

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(5)	Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and hold, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Agent may deem fit, without any previous demand or advertisement; and except as provided in this Agreement or any other Loan Document, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Agent to sell, lease, or otherwise dispose of the Collateral or as to the application by Agent of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

At any sale pursuant to this Section (D)(b), whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Agent or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Agent or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Agent shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section (D)(b), Agent disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Agent may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable. Notwithstanding any provision to the contrary, Debtor shall have the right to redeem any of the Collateral up to the time of the sale or other disposition by paying the Agent the amount of Indebtedness then due and payable.

(c)

The proceeds of any sale or other disposition of Collateral authorized by Section (D)(b) of this Agreement shall be applied by Agent in accordance with Section 10.2 of the Credit Agreement in such order as the Agent, in its discretion, deems appropriate including, without limitation, the following order: first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorneys’ fees and legal expenses incurred by Agent; the balance of the proceeds of the sale or other disposition may be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Agent immediately upon demand. Debtor agrees that Secured Party shall be under no obligation to accept any noncash proceeds in connection with

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any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Secured Party agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Secured Party may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Secured Party may apply any reasonable discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Secured Party.

(d)	Nothing in this Agreement is intended, nor shall it be construed, to preclude Agent from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Agent may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Agent contained in any existing agreement between Borrower, Debtor, or any Guarantor and Agent.

(e)	No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Agent. No waiver of any default or forbearance on the part of Agent in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

(f)

(a) Debtor hereby irrevocably appoints Agent as Debtor’s attorney in fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, if an Event of Default exists, to take any action and to execute any instrument which Secured Party may from time to time in Agent’s discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities or other equity interests, instruments, documents or certificates pledged as Collateral in the name of Agent or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities or other equity interests pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities or other equity interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Agent may deem appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities or other equity interests pledged as Collateral; provided, however, except as provided herein, Agent shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so absent gross negligence or willful misconduct; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem

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necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Agent with respect to the Collateral. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL INDEFEASIBLE PAYMENT IN FULL OF THE INDEBTEDNESS AND THE TERMINATION OF ALL COMMITMENTS OF AGENT TO EXTEND CREDIT PURSUANT TO THE LOAN DOCUMENTS.

(b) If Debtor fails to perform any agreement or obligation provided herein and an Event of Default exists, Agent may itself perform, or cause performance of, such agreement or obligation, and the expenses of Agent incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

Notwithstanding any other provision herein to the contrary, Agent does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so, absent gross negligence or willful misconduct.

(A)	to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment, including dividends and other distributions, on or proceeds of the Collateral;

(B)	to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Agent to evidence, perfect, or continue the security interests granted in this Agreement; and

(C)	to do and perform any act on behalf of Debtor permitted or required under this Agreement.

(g)	Upon the occurrence and during the continuance of an Event of Default, Debtor also agrees, upon request of Agent, to assemble the Collateral and make it available to Agent at any place designated by Agent which is reasonably convenient to Agent and Debtor.

(h)

The following shall be the basis for any finder of fact’s determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615(f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) the Collateral which is the subject matter of the disposition shall be valued in an “as is” condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of

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the Collateral for cash promptly (but no later than 30 days) following the disposition; (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys’ fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The “value” of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9.615(f) of the Uniform Commercial Code.

(E)	Miscellaneous.

(a)	Until Agent is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated below its signature to this Agreement.

(b)	Debtor will give Agent not less than 30 days prior written notice of all contemplated changes in Debtor’s name, location, chief executive office, and principal place of business, but the giving of this notice shall not cure any Event of Default caused by this change.

(c)	Agent assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

(d)	Agent has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement, in accordance with the terms and conditions set forth in the Credit Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Agent may disclose all documents and information which Agent now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained subject to the limitations set forth in Section 13.11 of the Credit Agreement. Debtor further agrees that Agent may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Agent’s parent, affiliates, subsidiaries, and service providers, subject to the limitations set forth in Section 13.11 of the Credit Agreement.

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(e)	In addition to Agent’s other rights, any indebtedness owing from Agent to Debtor can be set off and applied by Agent on any Indebtedness at any time(s) either before or after maturity or demand subject to the terms of Section 9.6 of the Credit Agreement. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness.

(f)	Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Agent to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or Debtor or any other person, or otherwise comply with the provisions of Sections 9.611 or 9.621 of the Uniform Commercial Code; or (c) pursue any other remedy in the Agent’s power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Agent may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. To the extent not expressly prohibited by applicable law, Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

(g)	In the event that applicable law shall obligate Agent to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made. A notice shall be deemed to be given under this Agreement when delivered to in accordance with Section 13.6 of the Credit Agreement.

(h)

Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Agent or the Lenders in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or

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credit had not been received or given by Agent, and whether or not Agent or any Lender relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Agent to execute and deliver to Agent those documents which Agent determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

(i)	This Agreement and all the rights and remedies of Agent and the Lenders under this Agreement shall inure to the benefit of Agent’s and the Lenders’ successors and permitted assigns and to any other permitted holder who derives from Agent title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section (E)(i) is deemed a consent by Agent to any assignment by Debtor.

(j)	If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Agent are made or given jointly and severally.

(k)	Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code as those meanings may be amended, revised or replaced from time to time. “Uniform Commercial Code” means the Texas Business and Commerce Code as amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

(l)	No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Agent with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Agent. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

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(m)	To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Agent from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

(n)	Debtor represents and warrants that Debtor’s exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place:

Debtor, is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized.

The Collateral will be located at such locations as the Agent approves from time to time.

(o)	A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Agent in any filing office.

(p)	This Agreement shall be terminated only by the filing of a termination statement and return of all certificates evidencing the Collateral accompanied by assignments (stock powers) executed by Debtor, in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section (B)(i) of this Agreement shall survive termination.

(q)	Debtor agrees to reimburse the Agent upon demand for any and all reasonable out of pocket costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys’ fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Agreement.

(F)	DEBTOR AND AGENT ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

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(G)	THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES FOLLOW ON SUCCEEDING PAGE]

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AGENT:

COMERICA BANK

By:
Name:
Title:

300 West 6th Street
Suite 1300
Austin, TX 78701

DEBTOR:

WHALE SHARK MEDIA, INC.

By:
Name:
Title:

515 South Congress
Suite 700
Austin, TX 78704

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The following Exhibit is attached

to and is a part of the

Second Amendment to

Term Loan Agreement

Exhibit H

eConversions Subordinated Notes

THIS NOTE, AND THE OBLIGATIONS OF THE COMPANY HEREUNDER, ARE SUBORDINATE TO (I) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN TERM LOAN AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG THE FINANCIAL INSTITUTIONS FROM TIME TO TIME SIGNATORY THERETO, COMERICA BANK, AS ADMINISTRATIVE AGENT FOR SUCH FINANCIAL INSTITUTIONS AND AS LEAD ARRANGER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, AND (II) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG ESCALATE CAPITAL PARTNERS SBIC I, L.P., AS LENDER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, IN EACH CASE PURSUANT TO THE TERMS HEREOF.

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

WHALE SHARK MEDIA, INC.

SUBORDINATED PROMISSORY NOTE

(“Note”)

Principal Amount: $3,586,680.00	Austin, Texas August , 2011

For value received, the undersigned, Whale Shark Media, Inc., a Delaware corporation (the “Company”) promises to pay to the order of Duncan Jennings (“Holder”), in US dollars, the principal sum of $3,586,680.00, together with accrued interest thereon from the date of this Note.

This Note is one of a series of promissory notes (collectively, the “Notes”) containing substantially identical terms and conditions being issued pursuant to that certain Share Purchase Agreement by and among the Company, Richard Foister, Duncan Jennings, Max Jennings, Antonio Argiolas, David Bower and John-Paul Jones, dated as of the date of this Note, (the “Purchase Agreement” and the holders of the Notes are collectively referred to herein as the “Holders”). Except as set forth in Section 1 below, capitalized terms used but not defined herein shall have the meaning given to such term in the Term Loan Agreement (as defined below).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1. Payments and Subordination.

1.1 Holder, by accepting this Note, agrees for itself and its successors and assigns that payment of principal, any interest and other amounts due to Holder hereunder (collectively the “Subordinated Debt”) is subordinate in all respects to (i) the Company’s obligations under the Term Loan Agreement (as amended from time to time, the “Term Loan Agreement”) made as of November 24, 2010, by and among the financial institutions as lenders (the “Lenders”) from time to time signatory thereto, Comerica Bank, as Administrative Agent for the Lenders and as lead arranger, the Company, and Spectrawide Acquisition Co., LLC, Spectrawide, Inc., CSB Acquisition Co., LLC, CLTD Acquisition Co., LLC, Smallponds, LLC, Deals.com, LLC, and RMN Acquisition Co., LLC (collectively, the “Subsidiaries”) and (ii) the obligations of the Company under the Loan and Security Agreement (as amended from time to time, the “Loan and Security Agreement”) made as of November 24, 2010, by and among Escalate Capital Partners SBIC I, L.P., as Lender (“Escalate”), the Company, and the Subsidiaries.

1.2 Subject to Section 1.3, the principal of this Note shall mature and be due and payable, with all accrued and unpaid interest thereon, on the second anniversary of the date hereof (the “Maturity Date”).

1.3 If, at the Maturity Date, the payment of the amounts otherwise due to Holder hereunder on such date would (i) cause a breach of the Term Loan Agreement or the Loan and Security Agreement provisions governing permitted payments on Subordinated Debt (as defined in the Term Loan Agreement), or (ii) exceed 50% of Excess Cash Flow (as defined in the Term Loan Agreement as of the date hereof), the Company shall pay to the Holder on the Maturity Date and on the last day of each calendar quarter thereafter, on a pro rata basis based upon the aggregate principal amount of the Notes, then outstanding, the maximum amount payable by the Company such that (y) the Company would not breach any term or condition contained in the Term Loan Agreement or the Loan and Security Agreement as a result of such payment or (x) the payment would not exceed 50% of Excess Cash Flow, until all amounts otherwise due under this Note are paid in full.

1.4 The Company hereby covenants to the Holder that:

(a) it is duly authorised to issue this Note in accordance with its terms;

(b) this Note and the issuance of this Note does not contravene either the terms of the Term Loan Agreement or the Loan and Security Agreement or any other arrangement between the Company and the Lenders;

(c) the Company’s compliance with the provisions of this Note and the Holder’s exercise of his rights under this Note (as set forth and limited herein) does not contravene the terms of either the Term Loan Agreement or the Loan and Security Agreement; and

(d) the provisions of the Term Loan Agreement and the Loan and Security Agreement permit the payment of the principal and any accrued interest under this Note on the Maturity Date and if appropriate thereafter, in each case only when paid, in accordance with the terms of this Note.

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1.5 Whenever any amount under this Note is to be paid to Holder, the Company will use reasonable efforts to obtain for the Holder of this Note written confirmation from Comerica Bank, as agent for the Lenders and Escalate, that based upon information provided to Agent and Escalate by the Company and the representations and warranties of the Company at or about the time of such payment, that the payment of such amount would not violate the provisions of Section 8.11 of the Term Loan Agreement or Section 5.6 of the Loan and Security Agreement, as applicable.

1.6 Subject to Section 1.5, in the event that any payment is received by Holder in violation of the provisions hereof, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Indebtedness under and as defined in the Term Loan Agreement and the holders of Obligations under and as defined in the Loan and Security Agreement (collectively, the “Senior Indebtedness”) for application to the payment of Senior Indebtedness.

1.7 In circumstances where the payment under this Note would: (i) cause a breach of any term or condition of the Term Loan Agreement or the Loan Security Agreement; or (ii) mean that such payment would exceed 50% of Excess Cash Flow, the Holder shall not take any collection action or enforcement action, or exercise any rights or remedies, with respect to this Note.

1.8 This Note is unsecured and shall not be secured without the prior written consent of Comerica Bank and the Lenders, and if such consent is granted, Holder agrees that all liens and security interests of the holders of Senior Indebtedness in any collateral securing all or any portion thereof shall be senior, regardless of the time or method of perfection, to all existing and hereafter acquired liens and security interests, if any, of Holder in collateral, if any, securing all or any portion of the obligations hereunder. All of the subordination provisions set forth in this Note are for the benefit of, and shall be enforceable directly by Comerica Bank, as agent, the holders of Senior Indebtedness, and each holder of such Senior Indebtedness shall be deemed to have acquired such Senior Indebtedness in reliance upon the covenants and provisions contained in this Note.

1.9 Interest at a simple rate of 5% per annum shall accrue on the unpaid balance of this Note from and after the date hereof until such time as payment is made in full to Holder by the Company but shall not be payable until all of the principal under this Note has been paid.

2. Prepayment and Termination.

2.1 Prepayment. The principal amount of this Note and any accrued interest thereon may be prepaid by the Company without the consent of the Holder at any time, but any prepayment can be made only from available Excess Cash Flow of the Company and only if the

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Company is in compliance with the Term Loan Agreement in all respects at the time of, and giving effect to, such prepayment. Upon payment in full of the principal amount of this Note and any interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

2.2 Termination of Rights. All rights with respect to this Note shall terminate upon the payment of the principal amount of this Note and any accrued interest then outstanding hereunder.

3. Events of Default.

3.1 Events of Default. The following events shall be considered Events of Default with respect to this Note:

The Company shall fail to pay outstanding principal amounts hereunder within five business days of when such amounts are due under this Note.

The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company.

Upon the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

3.2 Notice of Default. Within five business days of the occurrence of an Event of Default, the Company shall furnish to Holder notice of the occurrence of such Event of Default.

3.3 Remedies. Subject to the limitations on the Holder’s rights, remedies and enforcement in Section 1 above, upon the occurrence of an Event of Default under Section 3.1, the entire unpaid principal on the Note shall become immediately due and payable, and such holder may enforce payment of all amounts due and owing under the Note and exercise any and all other remedies granted to it at law, in equity or otherwise.

4. Set Off Right. To the extent permitted under clause 5 of the Purchase Agreement, the Company shall have the right to set-off amounts due to the Company by Holder against the amounts due to Holder under this Note. If any amount that would otherwise be due for payment to the Holder under the terms of this Note has been deferred under the terms of clause 5 of the

4

Purchase Agreement until after the Maturity Date and such amount subsequently becomes due for payment under the terms of clause 5 of the Purchase Agreement, that deferred amount shall be paid within 5 business days after such amount becomes due for payment, provided always that the provisions of Sections 1.3, 1.5, 1.6 and 1.7 shall apply to the payment of such amount mutatis mutandis.

5. Conversion.

5.1 Optional Conversion in Qualified Financing. If at any time prior to the Maturity Date, upon the sale and issuance by the Company of shares of its capital stock in a transaction, or series of transactions, resulting in gross proceeds to the Company of at least $15,000,000 or such lesser amount as unanimously approved by the Company’s board of directors (in each case, including any consideration in the form of the cancellation of indebtedness from, among other things, the conversion of this Note or any of the other Notes) on or prior to the Maturity Date (a “Qualified Financing”), Holder shall have the option, but not the obligation, to convert any portion of the outstanding principal and unpaid, accrued interest thereon then outstanding on this Note not then subject to a Relevant Claim (the “Available Amount”) into shares of the capital stock issued by the Company in such Qualified Financing (“New Shares”) as is determined by dividing the portion of the Available Amount desired to be converted by Holder by the Note Conversion Price. “Note Conversion Price” shall mean the per share price that is the per share purchase price paid for the New Shares by such investors in the Qualified Financing.

5.2 Notice of Conversion. At least 20 days prior to the closing of any Qualified Financing, written notice shall be delivered to the Holder of this Note at the address last shown on the records of Company for the Holder or given by the Holder to Company for the purpose of notice or if no such address appears or is given, at the place where the principal executive office of Company is located, notifying the Holder of the terms and conditions of the Qualified Financing (providing reasonable detail of the same), the Note Conversion Price, the principal and accrued interest outstanding on this Note not then subject to a Relevant Claim, the date on which any such conversion would occur and calling upon such Holder to notify the Company in writing, within 10 days of the date of such written notice (a “Conversion Notice”), (i) of its election as to convert or not, (ii) of the amount of the Available Amount desired to be converted, if any, and (iii) surrendering to Company, in the manner and at the place designated, the Note. If the Holder does not timely deliver a Conversion Notice to the Company, the Holder shall have been conclusively deemed to have elected not to convert any portion of the Available Amount.

5.3 Mechanics and Effect of Conversion. No fractional shares of capital stock shall be issued upon conversion of this Note. Upon the conversion of all of the principal and accrued interest outstanding under this Note, in lieu of Company issuing any fractional shares to the Holder, Company shall pay to the Holder the amount of outstanding principal that is not so converted. Upon full conversion of this Note, Company shall be forever released from all its obligations and liabilities under this Note.

5.4 Delivery of Note and Share Certificates. Upon conversion of this Note pursuant to this Section 5. the Holder will deliver the original Note to the Company for

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cancellation, and will execute a standard form of stock purchase agreement and/or other agreements and instruments as are necessary to document the issuance of the shares of the Company’s capital stock upon the conversion of this Note. On, or as soon as reasonably practicable after, such conversion, the Company shall issue and hold, for the benefit of the Holder, a certificate or certificates for the number of full shares of the New Shares to which the Holder is entitled, a check with respect to any fractional interest and, in the case of a partial conversion, a replacement Note evidencing the remaining balance due hereunder. The Company will deliver such certificates to the Company following the lapse of the Company’s right to set-off any amounts owed to the Company by Holder pursuant to Section 4 hereof. The Company covenants, subject to the Company’s rights of set-off pursuant to Section 4 hereof, that all shares of capital stock of the Company issued upon conversion of this Note will, upon such issuance, be fully paid and non-assessable and free from all taxes, liens and charges caused or created by the Company.

5.5 Stockholder Agreements. Upon the issuance of shares of capital stock to the Holder pursuant to the conversion of this Note, the Holder agrees, at the request of the Company, to execute, deliver and become party to, in a capacity similar to that of holders of the same class and series of capital stock issued pursuant to the conversion of this Note, such Company stockholder agreements as are entered into by such holders of the same class and series of capital stock.

6. Transfer of this Note. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the “Act”), unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

7. Market Stand-off. The Holder hereby agrees that, during the period of duration specified by the Company and its underwriters, if any (not to exceed 215 days), following the effective date of a registration statement of the Company filed under the Act in connection with the Company’s initial public offering, the Holder shall not, without the prior written consent of the underwriters to the extent requested by the Company or any underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge, hypothecate or otherwise transfer or dispose of any securities of the Company held by it at any time during such period except those securities included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder until the end of such period.

8. Miscellaneous Provisions.

8.1 Notices. All notices which any party to this Note may be required or may desire to serve on any other party shall be in writing and may be delivered by personal service

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(including overnight courier) or sent by facsimile with confirmation of receipt. Service of any such notice made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or overnight courier or facsimile receipt. Any such communications to the holder of record shall be sent to the address appearing in the Purchase Agreement.

8.2 Entire Agreement. This Note, together with the Purchase Agreement, constitute the entire agreement and understanding among the parties with regard to its subject matter, are a complete and exclusive statement of the terms and conditions thereof, and supersede, merge, and render void any and all prior agreements or understandings among them relating to the same subject matter.

8.3 Waiver; Holder’s Rights. No waiver of any term, provision or condition of this Note, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Note, unless such waiver so provides expressly by its terms.

8.4 Assignment; Binding on Successors and Assigns. This Note shall not be assigned, transferred or otherwise conveyed by either party hereto except with the prior written consent of the other party. This Note and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties.

8.5 Headings; Governing Law; Attorneys’ Fees. The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note. This Note shall be interpreted under the laws of the State of Delaware (without giving effect to the conflict of law principles thereof) as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. If any action or proceeding is commenced to enforce this Note or any right arising in connection with this Note, the prevailing party(ies) in such action or proceeding shall be entitled to recover from the other non-prevailing party(ies) all costs, expenses and reasonable attorneys’ fees incurred by the prevailing party(ies) (including, without limitation, reasonable costs, expenses and fees on any appeal), in addition to any other awarded recovery.

8.6 Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provisions of this Note.

8.7 Amendment and Waiver. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder or Holders of the Note or, other than with respect to the principal amount of this Note, Notes representing at least a majority of the total principal of all Notes then outstanding; provided, that the provisions of Sections 1.1, 1.2, 1.3, 1.5, 1.6, 1.7, 1.8 and 1.9 of this Note cannot be amended without the prior written consent of Comerica Bank, as agent for the Lenders, the Lenders party to the Term Loan Agreement at the time of such proposed amendment, and Escalate. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon the Company, the Holders and any transferee of a Note.

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8.8 Treatment of Note. To the extent permitted by generally accepted accounting principles, Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

8.9 Notes Ranking Pari Passu. All the Notes shall rank pari passu, equally and ratably, without discrimination or preference.

8.10 No Rights as Stockholder. This Note, as such, shall not entitle the Holder to any rights as a stockholder of the Company, except as otherwise specified herein.

8.11 Third Party Beneficiaries. Seller acknowledges and agrees that Comerica Bank, as agent, the Lenders and Escalate are third party beneficiaries under this Note.

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(H) IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first set forth above.

COMPANY:

WHALE SHARK MEDIA, INC.

By:
Name:	G. Cotter Cunningham
Title:	President & Chief Executive Officer

HOLDER:

By:
Duncan Jennings

THIS NOTE, AND THE OBLIGATIONS OF THE COMPANY HEREUNDER, ARE SUBORDINATE TO (I) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN TERM LOAN AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG THE FINANCIAL INSTITUTIONS FROM TIME TO TIME SIGNATORY THERETO, COMERICA BANK, AS ADMINISTRATIVE AGENT FOR SUCH FINANCIAL INSTITUTIONS AND AS LEAD ARRANGER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, AND (II) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG ESCALATE CAPITAL PARTNERS SBIC I, L.P., AS LENDER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, IN EACH CASE PURSUANT TO THE TERMS HEREOF.

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

WHALE SHARK MEDIA, INC.

SUBORDINATED PROMISSORY NOTE

(“Note”)

Principal Amount: $1,537,140.00	Austin, Texas August , 2011

For value received, the undersigned, Whale Shark Media, Inc., a Delaware corporation (the “Company”) promises to pay to the order of Max Jennings (“Holder”), in US dollars, the principal sum of $1,537,140.00, together with accrued interest thereon from the date of this Note.

This Note is one of a series of promissory notes (collectively, the “Notes”) containing substantially identical terms and conditions being issued pursuant to that certain Share Purchase Agreement by and among the Company, Richard Foister, Duncan Jennings, Max Jennings, Antonio Argiolas, David Bower and John-Paul Jones, dated as of the date of this Note, (the “Purchase Agreement” and the holders of the Notes are collectively referred to herein as the “Holders”). Except as set forth in Section 1 below, capitalized terms used but not defined herein shall have the meaning given to such term in the Term Loan Agreement (as defined below).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1. Payments and Subordination.

1.1 Holder, by accepting this Note, agrees for itself and its successors and assigns that payment of principal, any interest and other amounts due to Holder hereunder (collectively the “Subordinated Debt”) is subordinate in all respects to (i) the Company’s obligations under the Term Loan Agreement (as amended from time to time, the “Term Loan Agreement”) made as of November 24, 2010, by and among the financial institutions as lenders (the “Lenders”) from time to time signatory thereto, Comerica Bank, as Administrative Agent for the Lenders and as lead arranger, the Company, and Spectrawide Acquisition Co., LLC, Spectrawide, Inc., CSB Acquisition Co., LLC, CLTD Acquisition Co., LLC, Smallponds, LLC, Deals.com, LLC, and RMN Acquisition Co., LLC (collectively, the “Subsidiaries’”) and (ii) the obligations of the Company under the Loan and Security Agreement (as amended from time to time, the “Loan and Security Agreement”) made as of November 24, 2010, by and among Escalate Capital Partners SBIC I, L.P., as Lender (“Escalate”), the Company, and the Subsidiaries.

1.2 Subject to Section 1.3, the principal of this Note shall mature and be due and payable, with all accrued and unpaid interest thereon, on the second anniversary of the date hereof (the “Maturity Date”).

1.3 If, at the Maturity Date, the payment of the amounts otherwise due to Holder hereunder on such date would (i) cause a breach of the Term Loan Agreement or the Loan and Security Agreement provisions governing permitted payments on Subordinated Debt (as defined in the Term Loan Agreement), or (ii) exceed 50% of Excess Cash Flow (as defined in the Term Loan Agreement as of the date hereof), the Company shall pay to the Holder on the Maturity Date and on the last day of each calendar quarter thereafter, on a pro rata basis based upon the aggregate principal amount of the Notes, then outstanding, the maximum amount payable by the Company such that (y) the Company would not breach any term or condition contained in the Term Loan Agreement or the Loan and Security Agreement as a result of such payment or (x) the payment would not exceed 50% of Excess Cash Flow, until all amounts otherwise due under this Note are paid in full.

1.4 The Company hereby covenants to the Holder that:

(a) it is duly authorised to issue this Note in accordance with its terms;

(b) this Note and the issuance of this Note does not contravene either the terms of the Term Loan Agreement or the Loan and Security Agreement or any other arrangement between the Company and the Lenders;

(c) the Company’s compliance with the provisions of this Note and the Holder’s exercise of his rights under this Note (as set forth and limited herein) does not contravene the terms of either the Term Loan Agreement or the Loan and Security Agreement; and

(d) the provisions of the Term Loan Agreement and the Loan and Security Agreement permit the payment of the principal and any accrued interest under this Note on the Maturity Date and if appropriate thereafter, in each case only when paid, in accordance with the terms of this Note.

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1.5 Whenever any amount under this Note is to be paid to Holder, the Company will use reasonable efforts to obtain for the Holder of this Note written confirmation from Comerica Bank, as gent for the Lenders and Escalate, that based upon information provided to Agent and Escalate by the company and the representations and warranties of the Company at or about the time of such payment, that the payment of such amount would not violate the provisions of Section 8.11 of the Term Loan Agreement or Section 5.6 of the Loan and Security Agreement, as applicable.

1.6 Subject to Section 1.5, in the event that any payment is received by Holder in violation of the provisions hereof, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Indebtedness under and as defined in the Term Loan Agreement and the holders of Obligations under and as defined in the Loan and Security Agreement (collectively, the “Senior Indebtedness”) for application to the payment of Senior Indebtedness.

1.7 In circumstances where the payment under this Note would: (i) cause a breach of any term or condition of the Term Loan Agreement or the Loan Security Agreement; or (ii) mean that such payment would exceed 50% of Excess Cash Flow, the Holder shall not take any collection action or enforcement action, or exercise any rights or remedies, with respect to this Note.

1.8 This Note is unsecured and shall not be secured without the prior written consent of Comerica Bank and the Lenders, and if such consent is granted, Holder agrees that all liens and security interests of the holders of Senior Indebtedness in any collateral securing all or any portion thereof shall be senior, regardless of the time or method of perfection, to all existing and hereafter acquired liens and security interests, if any, of Holder in collateral, if any, securing all or any portion of the obligations hereunder. All of the subordination provisions set forth in this Note are for the benefit of, and shall be enforceable directly by Comerica Bank, as agent, the holders of Senior Indebtedness, and each holder of such Senior Indebtedness shall be deemed to have acquired such Senior Indebtedness in reliance upon the covenants and provisions contained in this Note.

1.9 Interest at a simple rate of 5% per annum shall accrue on the unpaid balance of this Note from and after the date hereof until such time as payment is made in full to Holder by the Company but shall not be payable until all of the principal under this Note has been paid.

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2. Prepayment and Termination.

2.1 Prepayment. The principal amount of this Note and any accrued interest thereon may be prepaid by the Company without the consent of the Holder at any time, but any prepayment can be made only from available Excess Cash Flow of the Company and only if the Company is in compliance with the Term Loan Agreement in all respects at the time of, and giving effect to, such prepayment. Upon payment in full of the principal amount of this Note and any interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

2.2 Termination of Rights. All rights with respect to this Note shall terminate upon the payment of the principal amount of this Note and any accrued interest then outstanding hereunder.

3. Events of Default.

3.1 Events of Default. The following events shall be considered Events of Default with respect to this Note:

(a) The Company shall fail to pay outstanding principal amounts hereunder within five business days of when such amounts are due under this Note.

(b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company.

(c) Upon the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

3.2 Notice of Default. Within five business days of the occurrence of an Event of Default, the Company shall furnish to Holder notice of the occurrence of such Event of Default.

3.3 Remedies. Subject to the limitations on the Holder’s rights, remedies and enforcement in Section 1 above, upon the occurrence of an Event of Default under Section 3.1, the entire unpaid principal on the Note shall become immediately due and payable, and such holder may enforce payment of all amounts due and owing under the Note and exercise any and all other remedies granted to it at law, in equity or otherwise.

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4. Set Off Right. To the extent permitted under clause 5 of the Purchase Agreement, the Company shall have the right to set-off amounts due to the Company by Holder against the amounts due to Holder under this Note. If any amount that would otherwise be due for payment to the Holder under the terms of this Note has been deferred under the terms of clause 5 of the Purchase Agreement until after the Maturity Date and such amount subsequently becomes due for payment under the terms of clause 5 of the Purchase Agreement, that deferred amount shall be paid within 5 business days after such amount becomes due for payment, provided always that the provisions of Sections 1.3, 1.5, 1.6 and 1.7 shall apply to the payment of such amount mutatis mutandis.

5. Conversion.

5.1 Optional Conversion in Qualified Financing. If at any time prior to the Maturity Date, upon the sale and issuance by the Company of shares of its capital stock in a transaction, or series of transactions, resulting in gross proceeds to the Company of at least $15,000,000 or such lesser amount as unanimously approved by the Company’s board of directors (in each case, including any consideration in the form of the cancellation of indebtedness from, among other things, the conversion of this Note or any of the other Notes) on or prior to the Maturity Date (a “Qualified Financing’’), Holder shall have the option, but not the obligation, to convert any portion of the outstanding principal and unpaid, accrued interest thereon then outstanding on this Note not then subject to a Relevant Claim (the “Available Amount”) into shares of the capital stock issued by the Company in such Qualified Financing (“New Shares”) as is determined by dividing the portion of the Available Amount desired to be converted by Holder by the Note Conversion Price. “Note Conversion Price” shall mean the per share price that is the per share purchase price paid for the New Shares by such investors in the Qualified Financing.

5.2 Notice of Conversion. At least 20 days prior to the closing of any Qualified Financing, written notice shall be delivered to the Holder of this Note at the address last shown on the records of Company for the Holder or given by the Holder to Company for the purpose of notice or if no such address appears or is given, at the place where the principal executive office of Company is located, notifying the Holder of the terms and conditions of the Qualified Financing (providing reasonable detail of the same), the Note Conversion Price, the principal and accrued interest outstanding on this Note not then subject to a Relevant Claim, the date on which any such conversion would occur and calling upon such Holder to notify the Company in writing, within 10 days of the date of such written notice (a “Conversion Notice”), (i) of its election as to convert or not, (ii) of the amount of the Available Amount desired to be converted, if any, and (iii) surrendering to Company, in the manner and at the place designated, the Note. If the Holder does not timely deliver a Conversion Notice to the Company, the Holder shall have been conclusively deemed to have elected not to convert any portion of the Available Amount.

5.3 Mechanics and Effect of Conversion. No fractional shares of capital stock shall be issued upon conversion of this Note. Upon the conversion of all of the principal and accrued interest outstanding under this Note, in lieu of Company issuing any fractional shares to the Holder, Company shall pay to the Holder the amount of outstanding principal that is not so converted. Upon full conversion of this Note, Company shall be forever released from all its obligations and liabilities under this Note.

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5.4 Delivery of Note and Share Certificates. Upon conversion of this Note pursuant to this Section 5, the Holder will deliver the original Note to the Company for cancellation, and will execute a standard form of stock purchase agreement and/or other agreements and instruments as are necessary to document the issuance of the shares of the Company’s capital stock upon the conversion of this Note. On, or as soon as reasonably practicable after, such conversion, the Company shall issue and hold, for the benefit of the Holder, a certificate or certificates for the number of full shares of the New Shares to which the Holder is entitled, a check with respect to any fractional interest and, in the case of a partial conversion, a replacement Note evidencing the remaining balance due hereunder. The Company will deliver such certificates to the Company following the lapse of the Company’s right to set-off any amounts owed to the Company by Holder pursuant to Section 4 hereof. The Company covenants, subject to the Company’s rights of set-off pursuant to Section 4 hereof, that all shares of capital stock of the Company issued upon conversion of this Note will, upon such issuance, be fully paid and non-assessable and free from all taxes, liens and charges caused or created by the Company.

5.5 Stockholder Agreements. Upon the issuance of shares of capital stock to the Holder pursuant to the conversion of this Note, the Holder agrees, at the request of the Company, to execute, deliver and become party to, in a capacity similar to that of holders of the same class and series of capital stock issued pursuant to the conversion of this Note, such Company stockholder agreements as are entered into by such holders of the same class and series of capital stock.

6. Transfer of this Note. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the “Act”), unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

7. Market Stand-off. The Holder hereby agrees that, during the period of duration specified by the Company and its underwriters, if any (not to exceed 215 days), following the effective date of a registration statement of the Company filed under the Act in connection with the Company’s initial public offering, the Holder shall not, without the prior written consent of the underwriters to the extent requested by the Company or any underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge, hypothecate or otherwise transfer or dispose of any securities of the Company held by it at any time during such period except those securities included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder until the end of such period.

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8. Miscellaneous Provisions.

8.1 Notices. All notices which any party to this Note may be required or may desire to serve on any other party shall be in writing and may be delivered by personal service (including overnight courier) or sent by facsimile with confirmation of receipt. Service of any such notice made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or overnight courier or facsimile receipt. Any such communications to the holder of record shall be sent to the address appearing in the Purchase Agreement.

8.2 Entire Agreement. This Note, together with the Purchase Agreement, constitute the entire agreement and understanding among the parties with regard to its subject matter, are a complete and exclusive statement of the terms and conditions thereof, and supersede, merge, and render void any and all prior agreements or understandings among them relating to the same subject matter.

8.3 Waiver; Holder’s Rights. No waiver of any term, provision or condition of this Note, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Note, unless such waiver so provides expressly by its terms.

8.4 Assignment; Binding on Successors and Assigns. This Note shall not be assigned, transferred or otherwise conveyed by either party hereto except with the prior written consent of the other party. This Note and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties.

8.5 Headings; Governing Law; Attorneys’ Fees. The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note. This Note shall be interpreted under the laws of the State of Delaware (without giving effect to the conflict of law principles thereof) as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. If any action or proceeding is commenced to enforce this Note or any right arising in connection with this Note, the prevailing party(ies) in such action or proceeding shall be entitled to recover from the other non-prevailing party(ies) all costs, expenses and reasonable attorneys’ fees incurred by the prevailing party(ies) (including, without limitation, reasonable costs, expenses and fees on any appeal), in addition to any other awarded recovery.

8.6 Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provisions of this Note.

8.7 Amendment and Waiver. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder or Holders of the Note or, other than with respect to the principal amount of this Note, Notes representing at least a majority of the total principal of all Notes then outstanding; provided, that the provisions of

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Sections 1.1, 1.2, 1.3, 1.5, 1.6, 1.7, 1.8 and 1.9 of this Note cannot be amended without the prior written consent of Comerica Bank, as agent for the Lenders, the Lenders party to the Term Loan Agreement at the time of such proposed amendment, and Escalate. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon the Company, the Holders and any transferee of a Note.

8.8 Treatment of Note. To the extent permitted by generally accepted accounting principles, Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

8.9 Notes Ranking Pari Passu. All the Notes shall rank pari passu, equally and ratably, without discrimination or preference.

8.10 No Rights as Stockholder. This Note, as such, shall not entitle the Holder to any rights as a stockholder of the Company, except as otherwise specified herein.

8.11 Third Party Beneficiaries. Seller acknowledges and agrees that Comerica Bank, as agent, the Lenders and Escalate are third party beneficiaries under this Note.

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IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first set forth above.

COMPANY:

WHALE SHARK MEDIA, INC.

By:
Name:	G. Cotter Cunningham
Title:	President & Chief Executive Officer

HOLDER:

By:
Max Jennings

THIS NOTE, AND THE OBLIGATIONS OF THE COMPANY HEREUNDER, ARE SUBORDINATE TO (I) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN TERM LOAN AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG THE FINANCIAL INSTITUTIONS FROM TIME TO TIME SIGNATORY THERETO, COMERICA BANK, AS ADMINISTRATIVE AGENT FOR SUCH FINANCIAL INSTITUTIONS AND AS LEAD ARRANGER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, AND (II) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG ESCALATE CAPITAL PARTNERS SBIC I, L.P., AS LENDER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, IN EACH CASE PURSUANT TO THE TERMS HEREOF.

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

WHALE SHARK MEDIA, INC.

SUBORDINATED PROMISSORY NOTE

(“Note”)

Principal Amount: $573,840.00	Austin, Texas August , 2011

For value received, the undersigned, Whale Shark Media, Inc., a Delaware corporation (the “Company”) promises to pay to the order of Richard Foister (“Holder”), in US dollars, the principal sum of $573,840.00, together with accrued interest thereon from the date of this Note.

This Note is one of a series of promissory notes (collectively, the “Notes”) containing substantially identical terms and conditions being issued pursuant to that certain Share Purchase Agreement by and among the Company, Richard Foister, Duncan Jennings, Max Jennings, Antonio Argiolas, David Bower and John-Paul Jones, dated as of the date of this Note, (the “Purchase Agreement” and the holders of the Notes are collectively referred to herein as the “Holders”). Except as set forth in Section 1 below, capitalized terms used but not defined herein shall have the meaning given to such term in the Term Loan Agreement (as defined below).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1. Payments and Subordination.

1.1 Holder, by accepting this Note, agrees for itself and its successors and assigns that payment of principal, any interest and other amounts due to Holder hereunder (collectively the “Subordinated Debt”) is subordinate in all respects to (i) the Company’s obligations under the Term Loan Agreement (as amended from time to time, the “Term Loan Agreement”) made as of November 24, 2010, by and among the financial institutions as lenders (the “Lenders”) from time to time signatory thereto, Comerica Bank, as Administrative Agent for the Lenders and as lead arranger, the Company, and Spectrawide Acquisition Co., LLC, Spectrawide, Inc., CSB Acquisition Co., LLC, CLTD Acquisition Co., LLC, Smallponds, LLC, Deals.com, LLC, and RMN Acquisition Co., LLC (collectively, the “Subsidiaries”) and (ii) the obligations of the Company under the Loan and Security Agreement (as amended from time to time, the “Loan and Security Agreement”) made as of November 24, 2010, by and among Escalate Capital Partners SBIC I, L.P., as Lender (“Escalate”), the Company, and the Subsidiaries.

1.2 Subject to Section 1.3, the principal of this Note shall mature and be due and payable, with all accrued and unpaid interest thereon, on the second anniversary of the date hereof (the “Maturity Date”).

1.3 If, at the Maturity Date, the payment of the amounts otherwise due to Holder hereunder on such date would (i) cause a breach of the Term Loan Agreement or the Loan and Security Agreement provisions governing permitted payments on Subordinated Debt (as defined in the Term Loan Agreement), or (ii) exceed 50% of Excess Cash Flow (as defined in the Term Loan Agreement as of the date hereof), the Company shall pay to the Holder on the Maturity Date and on the last day of each calendar quarter thereafter, on a pro rata basis based upon the aggregate principal amount of the Notes, then outstanding, the maximum amount payable by the Company such that (y) the Company would not breach any term or condition contained in the Term Loan Agreement or the Loan and Security Agreement as a result of such payment or (x) the payment would not exceed 50% of Excess Cash Flow, until all amounts otherwise due under this Note are paid in full.

1.4 The Company hereby covenants to the Holder that:

(a) it is duly authorised to issue this Note in accordance with its terms;

(b) this Note and the issuance of this Note does not contravene either the terms of the Term Loan Agreement or the Loan and Security Agreement or any other arrangement between the Company and the Lenders;

(c) the Company’s compliance with the provisions of this Note and the Holder’s exercise of his rights under this Note (as set forth and limited herein) does not contravene the terms of either the Term Loan Agreement or the Loan and Security Agreement; and

(d) the provisions of the Term Loan Agreement and the Loan and Security Agreement permit the payment of the principal and any accrued interest under this Note on the Maturity Date and if appropriate thereafter, in each case only when paid, in accordance with the terms of this Note.

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1.5 Whenever any amount under this Note is to be paid to Holder, the Company will use reasonable efforts to obtain for the Holder of this Note written confirmation from Comerica Bank, as agent for the Lenders and Escalate, that based upon information provided to Agent and Escalate by the Company and the representations and warranties of the Company at or about the time of such payment, that the payment of such amount would not violate the provisions of Section 8.11 of the Term Loan Agreement or Section 5.6 of the Loan and Security Agreement, as applicable.

1.6 Subject to Section 1.5, in the event that any payment is received by Holder in violation of the provisions hereof, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Indebtedness under and as defined in the Term Loan Agreement and the holders of Obligations under and as defined in the Loan and Security Agreement (collectively, the “Senior Indebtedness”) for application to the payment of Senior Indebtedness.

1.7 In circumstances where the payment under this Note would: (i) cause a breach of any term or condition of the Term Loan Agreement or the Loan Security Agreement; or (ii) mean that such payment would exceed 50% of Excess Cash Flow, the Holder shall not take any collection action or enforcement action, or exercise any rights or remedies, with respect to this Note.

1.8 This Note is unsecured and shall not be secured without the prior written consent of Comerica Bank and the Lenders, and if such consent is granted, Holder agrees that all liens and security interests of the holders of Senior Indebtedness in any collateral securing all or any portion thereof shall be senior, regardless of the time or method of perfection, to all existing and hereafter acquired liens and security interests, if any, of Holder in collateral, if any, securing all or any portion of the obligations hereunder. All of the subordination provisions set forth in this Note are for the benefit of, and shall be enforceable directly by Comerica Bank, as agent, the holders of Senior Indebtedness, and each holder of such Senior Indebtedness shall be deemed to have acquired such Senior Indebtedness in reliance upon the covenants and provisions contained in this Note.

1.9 Interest at a simple rate of 5% per annum shall accrue on the unpaid balance of this Note from and after the date hereof until such time as payment is made in full to Holder by the Company but shall not be payable until all of the principal under this Note has been paid.

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2. Prepayment and Termination.

2.1 Prepayment. The principal amount of this Note and any accrued interest thereon may be prepaid by the Company without the consent of the Holder at any time, but any prepayment can be made only from available Excess Cash Flow of the Company and only if the Company is in compliance with the Term Loan Agreement in all respects at the time of, and giving effect to, such prepayment. Upon payment in full of the principal amount of this Note and any interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

2.2 Termination of Rights. All rights with respect to this Note shall terminate upon the payment of the principal amount of this Note and any accrued interest then outstanding hereunder.

3. Events of Default.

3.1 Events of Default. The following events shall be considered Events of Default with respect to this Note:

(a) The Company shall fail to pay outstanding principal amounts hereunder within five business days of when such amounts are due under this Note.

(b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company.

(c) Upon the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

3.2 Notice of Default. Within five business days of the occurrence of an Event of Default, the Company shall furnish to Holder notice of the occurrence of such Event of Default.

3.3 Remedies. Subject to the limitations on the Holder’s rights, remedies and enforcement in Section 1 above, upon the occurrence of an Event of Default under Section 3.1, the entire unpaid principal on the Note shall become immediately due and payable, and such holder may enforce payment of all amounts due and owing under the Note and exercise any and all other remedies granted to it at law, in equity or otherwise.

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4. Set Off Right. To the extent permitted under clause 5 of the Purchase Agreement, the Company shall have the right to set-off amounts due to the Company by Holder against the amounts due to Holder under this Note. If any amount that would otherwise be due for payment to the Holder under the terms of this Note has been deferred under the terms of clause 5 of the Purchase Agreement until after the Maturity Date and such amount subsequently becomes due for payment under the terms of clause 5 of the Purchase Agreement, that deferred amount shall be paid within 5 business days after such amount becomes due for payment, provided always that the provisions of Sections 1.3, 1,5, 1.6 and 1.7 shall apply to the payment of such amount mutatis mutandis.

5. Conversion.

5.1 Optional Conversion in Qualified Financing. If at any time prior to the Maturity Date, upon the sale and issuance by the Company of shares of its capital stock in a transaction, or series of transactions, resulting in gross proceeds to the Company of at least $15,000,000 or such lesser amount as unanimously approved by the Company’s board of directors (in each case, including any consideration in the form of the cancellation of indebtedness from, among other things, the conversion of this Note or any of the other Notes) on or prior to the Maturity Date (a “Qualified Financing”), Holder shall have the option, but not the obligation, to convert any portion of the outstanding principal and unpaid, accrued interest thereon then outstanding on this Note not then subject to a Relevant Claim (the “Available Amount”) into shares of the capital stock issued by the Company in such Qualified Financing (“New Shares”) as is determined by dividing the portion of the Available Amount desired to be converted by Holder by the Note Conversion Price. “Note Conversion Price” shall mean the per share price that is the per share purchase price paid for the New Shares by such investors in the Qualified Financing.

5.2 Notice of Conversion. At least 20 days prior to the closing of any Qualified Financing, written notice shall be delivered to the Holder of this Note at the address last shown on the records of Company for the Holder or given by the Holder to Company for the purpose of notice or if no such address appears or is given, at the place where the principal executive office of Company is located, notifying the Holder of the terms and conditions of the Qualified Financing (providing reasonable detail of the same), the Note Conversion Price, the principal and accrued interest outstanding on this Note not then subject to a Relevant Claim, the date on which any such conversion would occur and calling upon such Holder to notify the Company in writing, within 10 days of the date of such written notice (a “Conversion Notice”), (i) of its election as to convert or not, (ii) of the amount of the Available Amount desired to be converted, if any, and (iii) surrendering to Company, in the manner and at the place designated, the Note. If the Holder does not timely deliver a Conversion Notice to the Company, the Holder shall have been conclusively deemed to have elected not to convert any portion of the Available Amount.

5.3 Mechanics and Effect of Conversion. No fractional shares of capital stock shall be issued upon conversion of this Note. Upon the conversion of all of the principal and accrued interest outstanding under this Note, in lieu of Company issuing any fractional shares to the Holder, Company shall pay to the Holder the amount of outstanding principal that is not so converted. Upon full conversion of this Note, Company shall be forever released from all its obligations and liabilities under this Note.

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5.4 Delivery of Note and Share Certificates. Upon conversion of this Note pursuant to this Section 5, the Holder will deliver the original Note to the Company for cancellation, and will execute a standard form of stock purchase agreement and/or other agreements and instruments as are necessary to document the issuance of the shares of the Company’s capital stock upon the conversion of this Note. On, or as soon as reasonably practicable after, such conversion, the Company shall issue and hold, for the benefit of the Holder, a certificate or certificates for the number of full shares of the New Shares to which the Holder is entitled, a check with respect to any fractional interest and, in the case of a partial conversion, a replacement Note evidencing the remaining balance due hereunder. The Company will deliver such certificates to the Company following the lapse of the Company’s right to set-off any amounts owed to the Company by Holder pursuant to Section 4 hereof. The Company covenants, subject to the Company’s rights of set-off pursuant to Section 4 hereof, that all shares of capital stock of the Company issued upon conversion of this Note will, upon such issuance, be fully paid and non-assessable and free from all taxes, liens and charges caused or created by the Company.

5.5 Stockholder Agreements. Upon the issuance of shares of capital stock to the Holder pursuant to the conversion of this Note, the Holder agrees, at the request of the Company, to execute, deliver and become party to, in a capacity similar to that of holders of the same class and series of capital stock issued pursuant to the conversion of this Note, such Company stockholder agreements as are entered into by such holders of the same class and series of capital stock.

6. Transfer of this Note. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the “Act”), unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

7. Market Stand-off. The Holder hereby agrees that, during the period of duration specified by the Company and its underwriters, if any (not to exceed 215 days), following the effective date of a registration statement of the Company filed under the Act in connection with the Company’s initial public offering, the Holder shall not, without the prior written consent of the underwriters to the extent requested by the Company or any underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge, hypothecate or otherwise transfer or dispose of any securities of the Company held by it at any time during such period except those securities included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder until the end of such period.

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8. Miscellaneous Provisions.

8.1 Notices. All notices which any party to this Note may be required or may desire to serve on any other party shall be in writing and may be delivered by personal service (including overnight courier) or sent by facsimile with confirmation of receipt. Service of any such notice made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or overnight courier or facsimile receipt. Any such communications to the holder of record shall be sent to the address appearing in the Purchase Agreement.

8.2 Entire Agreement. This Note, together with the Purchase Agreement, constitute the entire agreement and understanding among the parties with regard to its subject matter, are a complete and exclusive statement of the terms and conditions thereof, and supersede, merge, and render void any and all prior agreements or understandings among them relating to the same subject matter.

8.3 Waiver; Holder’s Rights. No waiver of any term, provision or condition of this Note, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Note, unless such waiver so provides expressly by its terms.

8.4 Assignment; Binding on Successors and Assigns. This Note shall not be assigned, transferred or otherwise conveyed by either party hereto except with the prior written consent of the other party. This Note and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties.

8.5 Headings; Governing Law; Attorneys’ Fees. The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note. This Note shall be interpreted under the laws of the State of Delaware (without giving effect to the conflict of law principles thereof) as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. If any action or proceeding is commenced to enforce this Note or any right arising in connection with this Note, the prevailing party(ies) in such action or proceeding shall be entitled to recover from the other non-prevailing party(ies) all costs, expenses and reasonable attorneys’ fees incurred by the prevailing party(ies) (including, without limitation, reasonable costs, expenses and fees on any appeal), in addition to any other awarded recovery.

8.6 Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provisions of this Note.

8.7 Amendment and Waiver. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder or Holders of the Note or, other than with respect to the principal amount of this Note, Notes representing at least a majority of the total principal of all Notes then outstanding; provided, that the provisions of

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Sections 1.1, 1.2,1.3, 1.5, 1.6, 1.7, 1.8 and 1.9 of this Note cannot be amended without the prior written consent of Comerica Bank, as agent for the Lenders, the Lenders party to the Term Loan Agreement at the time of such proposed amendment, and Escalate. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon the Company, the Holders and any transferee of a Note.

8.8 Treatment of Note. To the extent permitted by generally accepted accounting principles, Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

8.9 Notes Ranking Pari Passu. All the Notes shall rank pari passu, equally and ratably, without discrimination or preference.

8.10 No Rights as Stockholder. This Note, as such, shall not entitle the Holder to any rights as a stockholder of the Company, except as otherwise specified herein.

8.12 Third Party Beneficiaries. Seller acknowledges and agrees that Comerica Bank, as agent, the Lenders and Escalate are third party beneficiaries under this Note.

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IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first set forth above.

COMPANY:

WHALE SHARK MEDIA, INC.

By:
Name:	G. Cotter Cunningham
Title:	President & Chief Executive Officer

HOLDER:

By:
Richard Foister

THIS NOTE, AND THE OBLIGATIONS OF THE COMPANY HEREUNDER, ARE SUBORDINATE TO (I) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN TERM LOAN AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG THE FINANCIAL INSTITUTIONS FROM TIME TO TIME SIGNATORY THERETO, COMERICA BANK, AS ADMINISTRATIVE AGENT FOR SUCH FINANCIAL INSTITUTIONS AND AS LEAD ARRANGER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, AND (II) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG ESCALATE CAPITAL PARTNERS SBIC I, L.P., AS LENDER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, IN EACH CASE PURSUANT TO THE TERMS HEREOF.

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

WHALE SHARK MEDIA, INC.

SUBORDINATED PROMISSORY NOTE

(“Note”)

Principal Amount: $179,340.00	Austin, Texas August , 2011

For value received, the undersigned, Whale Shark Media, Inc., a Delaware corporation (the “Company”) promises to pay to the order of John Paul Jones (“Holder”), in US dollars, the principal sum of $179,340.00, together with accrued interest thereon from the date of this Note.

This Note is one of a series of promissory notes (collectively, the “Notes”) containing substantially identical terms and conditions being issued pursuant to that certain Share Purchase Agreement by and among the Company, Richard Foister, Duncan Jennings, Max Jennings, Antonio Argiolas, David Bower and John-Paul Jones, dated as of the date of this Note, (the “Purchase Agreement” and the holders of the Notes are collectively referred to herein as the “Holders”). Except as set forth in Section 1 below, capitalized terms used but not defined herein shall have the meaning given to such term in the Term Loan Agreement (as defined below).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1. Payments and Subordination.

1.1 Holder, by accepting this Note, agrees for itself and its successors and assigns that payment of principal, any interest and other amounts due to Holder hereunder (collectively the “Subordinated Debt”) is subordinate in all respects to (i) the Company’s obligations under the Term Loan Agreement (as amended from time to time, the “Term Loan Agreement”) made as of November 24, 2010, by and among the financial institutions as lenders (the “Lenders”) from time to time signatory thereto, Comerica Bank, as Administrative Agent for the Lenders and as lead arranger, the Company, and Spectrawide Acquisition Co., LLC, Spectrawide, Inc., CSB Acquisition Co., LLC, CLTD Acquisition Co., LLC, Smallponds, LLC, Deals.com, LLC, and RMN Acquisition Co., LLC (collectively, the “Subsidiaries”) and (ii) the obligations of the Company under the Loan and Security Agreement (as amended from time to time, the “Loan and Security Agreement”) made as of November 24, 2010, by and among Escalate Capital Partners SBIC I, L.P., as Lender (“Escalate”), the Company, and the Subsidiaries.

1.2 Subject to Section 1.3, the principal of this Note shall mature and be due and payable, with all accrued and unpaid interest thereon, on the second anniversary of the date hereof (the “Maturity Date”).

1.3 If, at the Maturity Date, the payment of the amounts otherwise due to Holder hereunder on such date would (i) cause a breach of the Term Loan Agreement or the Loan and Security Agreement provisions governing permitted payments on Subordinated Debt (as defined in the Term Loan Agreement), or (ii) exceed 50% of Excess Cash Flow (as defined in the Term Loan Agreement as of the date hereof), the Company shall pay to the Holder on the Maturity Date and on the last day of each calendar quarter thereafter, on a pro rata basis based upon the aggregate principal amount of the Notes, then outstanding, the maximum amount payable by the Company such that (y) the Company would not breach any term or condition contained in the Term Loan Agreement or the Loan and Security Agreement as a result of such payment or (x) the payment would not exceed 50% of Excess Cash Flow, until all amounts otherwise due under this Note are paid in full.

1.4 The Company hereby covenants to the Holder that:

(a) it is duly authorised to issue this Note in accordance with its terms;

(b) this Note and the issuance of this Note does not contravene either the terms of the Term Loan Agreement or the Loan and Security Agreement or any other arrangement between the Company and the Lenders;

(c) the Company’s compliance with the provisions of this Note and the Holder’s exercise of his rights under this Note (as set forth and limited herein) does not contravene the terms of either the Term Loan Agreement or the Loan and Security Agreement; and

(d) the provisions of the Term Loan Agreement and the Loan and Security Agreement permit the payment of the principal and any accrued interest under this Note on the Maturity Date and if appropriate thereafter, in each case only when paid, in accordance with the terms of this Note.

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1.5 Whenever any amount under this Note is to be paid to Holder, the Company will use reasonable efforts to obtain for the Holder of this Note written confirmation from Comerica Bank, as agent for the Lenders and Escalate, that based upon information provided to Agent and Escalate by the Company and the representations and warranties of the Company at or about the time of such payment, that the payment of such amount would not violate the provisions of Section 8.11 of the Term Loan Agreement or Section 5.6 of the Loan and Security Agreement, as applicable.

1.6 Subject to Section 1.5, in the event that any payment is received by Holder in violation of the provisions hereof, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Indebtedness under and as defined in the Term Loan Agreement and the holders of Obligations under and as defined in the Loan and Security Agreement (collectively, the “Senior Indebtedness”) for application to the payment of Senior Indebtedness.

1.7 In circumstances where the payment under this Note would: (i) cause a breach of any term or condition of the Term Loan Agreement or the Loan Security Agreement; or (ii) mean that such payment would exceed 50% of Excess Cash Flow, the Holder shall not take any collection action or enforcement action, or exercise any rights or remedies, with respect to this Note.

1.8 This Note is unsecured and shall not be secured without the prior written consent of Comerica Bank and the Lenders, and if such consent is granted, Holder agrees that all liens and security interests of the holders of Senior Indebtedness in any collateral securing all or any portion thereof shall be senior, regardless of the time or method of perfection, to all existing and hereafter acquired liens and security interests, if any, of Holder in collateral, if any, securing all or any portion of the obligations hereunder. All of the subordination provisions set forth in this Note are for the benefit of, and shall be enforceable directly by Comerica Bank, as agent, the holders of Senior Indebtedness, and each holder of such Senior Indebtedness shall be deemed to have acquired such Senior Indebtedness in reliance upon the covenants and provisions contained in this Note.

1.9 Interest at a simple rate of 5% per annum shall accrue on the unpaid balance of this Note from and after the date hereof until such time as payment is made in full to Holder by the Company but shall not be payable until all of the principal under this Note has been paid.

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2. Prepayment and Termination.

2.1 Prepayment. The principal amount of this Note and any accrued interest thereon may be prepaid by the Company without the consent of the Holder at any time, but any prepayment can be made only from available Excess Cash Flow of the Company and only if the Company is in compliance with the Term Loan Agreement in all respects at the time of, and giving effect to, such prepayment. Upon payment in full of the principal amount of this Note and any interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

2.2 Termination of Rights. All rights with respect to this Note shall terminate upon the payment of the principal amount of this Note and any accrued interest then outstanding hereunder.

3. Events of Default.

3.1 Events of Default. The following events shall be considered Events of Default with respect to this Note:

(a) The Company shall fail to pay outstanding principal amounts hereunder within five business days of when such amounts are due under this Note.

(b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company.

(c) Upon the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

3.2 Notice of Default. Within five business days of the occurrence of an Event of Default, the Company shall furnish to Holder notice of the occurrence of such Event of Default.

3.3 Remedies. Subject to the limitations on the Holder’s rights, remedies and enforcement in Section 1 above, upon the occurrence of an Event of Default under Section 3.1, the entire unpaid principal on the Note shall become immediately due and payable, and such holder may enforce payment of all amounts due and owing under the Note and exercise any and all other remedies granted to it at law, in equity or otherwise.

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4. Set Off Right. To the extent permitted under clause 5 of the Purchase Agreement, the Company shall have the right to set-off amounts due to the Company by Holder against the amounts due to Holder under this Note. If any amount that would otherwise be due for payment to the Holder under the terms of this Note has been deferred under the terms of clause 5 of the Purchase Agreement until after the Maturity Date and such amount subsequently becomes due for payment under the terms of clause 5 of the Purchase Agreement, that deferred amount shall be paid within 5 business days after such amount becomes due for payment, provided always that the provisions of Sections 1.3, 1.5, 1.6 and 1.7 shall apply to the payment of such amount mutatis mutandis.

5. Conversion.

5.1 Optional Conversion in Qualified Financing. If at any time prior to the Maturity Date, upon the sale and issuance by the Company of shares of its capital stock in a transaction, or series of transactions, resulting in gross proceeds to the Company of at least $15,000,000 or such lesser amount as unanimously approved by the Company’s board of directors (in each case, including any consideration in the form of the cancellation of indebtedness from, among other things, the conversion of this Note or any of the other Notes) on or prior to the Maturity Date (a “Qualified Financing”), Holder shall have the option, but not the obligation, to convert any portion of the outstanding principal and unpaid, accrued interest thereon then outstanding on this Note not then subject to a Relevant Claim (the “Available Amount”) into shares of the capital stock issued by the Company in such Qualified Financing (“New Shares’”) as is determined by dividing the portion of the Available Amount desired to be converted by Holder by the Note Conversion Price. “Note Conversion Price” shall mean the per share price that is the per share purchase price paid for the New Shares by such investors in the Qualified Financing.

5.2 Notice of Conversion. At least 20 days prior to the closing of any Qualified Financing, written notice shall be delivered to the Holder of this Note at the address last shown on the records of Company for the Holder or given by the Holder to Company for the purpose of notice or if no such address appears or is given, at the place where the principal executive office of Company is located, notifying the Holder of the terms and conditions of the Qualified Financing (providing reasonable detail of the same), the Note Conversion Price, the principal and accrued interest outstanding on this Note not then subject to a Relevant Claim, the date on which any such conversion would occur and calling upon such Holder to notify the Company in writing, within 10 days of the date of such written notice (a “Conversion Notice”), (i) of its election as to convert or not, (ii) of the amount of the Available Amount desired to be converted, if any, and (iii) surrendering to Company, in the manner and at the place designated, the Note. If the Holder does not timely deliver a Conversion Notice to the Company, the Holder shall have been conclusively deemed to have elected not to convert any portion of the Available Amount.

5.3 Mechanics and Effect of Conversion. No fractional shares of capital stock shall be issued upon conversion of this Note. Upon the conversion of all of the principal and accrued interest outstanding under this Note, in lieu of Company issuing any fractional shares to the Holder, Company shall pay to the Holder the amount of outstanding principal that is not so converted. Upon full conversion of this Note, Company shall be forever released from all its obligations and liabilities under this Note.

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5.4 Delivery of Note and Share Certificates. Upon conversion of this Note pursuant to this Section 5, the Holder will deliver the original Note to the Company for cancellation, and will execute a standard form of stock purchase agreement and/or other agreements and instruments as are necessary to document the issuance of the shares of the Company’s capital stock upon the conversion of this Note. On, or as soon as reasonably practicable after, such conversion, the Company shall issue and hold, for the benefit of the Holder, a certificate or certificates for the number of full shares of the New Shares to which the Holder is entitled, a check with respect to any fractional interest and, in the case of a partial conversion, a replacement Note evidencing the remaining balance due hereunder. The Company will deliver such certificates to the Company following the lapse of the Company’s right to set-off any amounts owed to the Company by Holder pursuant to Section 4 hereof. The Company covenants, subject to the Company’s rights of set-off pursuant to Section 4 hereof, that all shares of capital stock of the Company issued upon conversion of this Note will, upon such issuance, be fully paid and non-assessable and free from all taxes, liens and charges caused or created by the Company.

5.5 Stockholder Agreements. Upon the issuance of shares of capital stock to the Holder pursuant to the conversion of this Note, the Holder agrees, at the request of the Company, to execute, deliver and become party to, in a capacity similar to that of holders of the same class and series of capital stock issued pursuant to the conversion of this Note, such Company stockholder agreements as are entered into by such holders of the same class and series of capital stock.

6. Transfer of this Note. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the “Act”), unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

7. Market Stand-off. The Holder hereby agrees that, during the period of duration specified by the Company and its underwriters, if any (not to exceed 215 days), following the effective date of a registration statement of the Company filed under the Act in connection with the Company’s initial public offering, the Holder shall not, without the prior written consent of the underwriters to the extent requested by the Company or any underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge, hypothecate or otherwise transfer or dispose of any securities of the Company held by it at any time during such period except those securities included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder until the end of such period.

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8. Miscellaneous Provisions.

8.1 Notices. All notices which any party to this Note may be required or may desire to serve on any other party shall be in writing and may be delivered by personal service (including overnight courier) or sent by facsimile with confirmation of receipt. Service of any such notice made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or overnight courier or facsimile receipt. Any such communications to the holder of record shall be sent to the address appearing in the Purchase Agreement.

8.2 Entire Agreement. This Note, together with the Purchase Agreement, constitute the entire agreement and understanding among the parties with regard to its subject matter, are a complete and exclusive statement of the terms and conditions thereof, and supersede, merge, and render void any and all prior agreements or understandings among them relating to the same subject matter.

8.3 Waiver; Holder’s Rights. No waiver of any term, provision or condition of this Note, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Note, unless such waiver so provides expressly by its terms.

8.4 Assignment; Binding on Successors and Assigns. This Note shall not be assigned, transferred or otherwise conveyed by either party hereto except with the prior written consent of the other party. This Note and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties.

8.5 Headings; Governing Law; Attorneys’ Fees. The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note. This Note shall be interpreted under the laws of the State of Delaware (without giving effect to the conflict of law principles thereof) as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. If any action or proceeding is commenced to enforce this Note or any right arising in connection with this Note, the prevailing party(ies) in such action or proceeding shall be entitled to recover from the other non-prevailing party(ies) all costs, expenses and reasonable attorneys’ fees incurred by the prevailing party(ies) (including, without limitation, reasonable costs, expenses and fees on any appeal), in addition to any other awarded recovery.

8.6 Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provisions of this Note.

8.7 Amendment and Waiver. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder or Holders of the Note or, other than with respect to the principal amount of this Note, Notes representing at least a majority of the total principal of all Notes then outstanding; provided, that the provisions of

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Sections 1.1, 1.2,1.3, 1.5, 1.6, 1.7, 1.8 and 1.9 of this Note cannot be amended without the prior written consent of Comerica Bank, as agent for the Lenders, the Lenders party to the Term Loan Agreement at the time of such proposed amendment, and Escalate. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon the Company, the Holders and any transferee of a Note.

8.8 Treatment of Note. To the extent permitted by generally accepted accounting principles, Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

8.9 Notes Ranking Pari Passu. All the Notes shall rank pari passu, equally and ratably, without discrimination or preference.

8.10 No Rights as Stockholder. This Note, as such, shall not entitle the Holder to any rights as a stockholder of the Company, except as otherwise specified herein.

8.11 Third Party Beneficiaries. Seller acknowledges and agrees that Comerica Bank, as agent, the Lenders and Escalate are third party beneficiaries under this Note.

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IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first set forth above.

COMPANY:

WHALE SHARK MEDIA, INC.

By:
Name:	G. Cotter Cunningham
Title:	President & Chief Executive Officer

HOLDER:

By:
John Paul Jones

THIS NOTE, AND THE OBLIGATIONS OF THE COMPANY HEREUNDER, ARE SUBORDINATE TO (I) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN TERM LOAN AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG THE FINANCIAL INSTITUTIONS FROM TIME TO TIME SIGNATORY THERETO, COMERICA BANK, AS ADMINISTRATIVE AGENT FOR SUCH FINANCIAL INSTITUTIONS AND AS LEAD ARRANGER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, AND (II) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG ESCALATE CAPITAL PARTNERS SBIC I, L.P., AS LENDER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, IN EACH CASE PURSUANT TO THE TERMS HEREOF.

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

WHALE SHARK MEDIA, INC.

SUBORDINATED PROMISSORY NOTE

(“Note”)

Principal Amount: $61,500.00	Austin, Texas August , 2011

For value received, the undersigned, Whale Shark Media, Inc., a Delaware corporation (the “Company”) promises to pay to the order of Daniel Bower (“Holder”), in US dollars, the principal sum of $61,500.00, together with accrued interest thereon from the date of this Note.

This Note is one of a series of promissory notes (collectively, the “Notes”) containing substantially identical terms and conditions being issued pursuant to that certain Share Purchase Agreement by and among the Company, Richard Foister, Duncan Jennings, Max Jennings, Antonio Argiolas, David Bower and John-Paul Jones, dated as of the date of this Note, (the “Purchase Agreement” and the holders of the Notes are collectively referred to herein as the “Holders”). Except as set forth in Section 1 below, capitalized terms used but not defined herein shall have the meaning given to such term in the Term Loan Agreement (as defined below).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1. Payments and Subordination.

1.1 Holder, by accepting this Note, agrees for itself and its successors and assigns that payment of principal, any interest and other amounts due to Holder hereunder (collectively the “Subordinated Debt”) is subordinate in all respects to (i) the Company’s obligations under the Term Loan Agreement (as amended from time to time, the “Term Loan Agreement”) made as of November 24, 2010, by and among the financial institutions as lenders (the “Lenders”) from time to time signatory thereto, Comerica Bank, as Administrative Agent for the Lenders and as lead arranger, the Company, and Spectrawide Acquisition Co., LLC, Spectrawide, Inc., CSB Acquisition Co., LLC, CLTD Acquisition Co., LLC, Smallponds, LLC, Deals.com, LLC, and RMN Acquisition Co., LLC (collectively, the “Subsidiaries”) and (ii) the obligations of the Company under the Loan and Security Agreement (as amended from time to time, the “Loan and Security Agreement”) made as of November 24, 2010, by and among Escalate Capital Partners SBIC I, L.P., as Lender (“Escalate”), the Company, and the Subsidiaries.

1.2 Subject to Section 1.3, the principal of this Note shall mature and be due and payable, with all accrued and unpaid interest thereon, on the second anniversary of the date hereof (the “Maturity Date”).

1.3 If, at the Maturity Date, the payment of the amounts otherwise due to Holder hereunder on such date would (i) cause a breach of the Term Loan Agreement or the Loan and Security Agreement provisions governing permitted payments on Subordinated Debt (as defined in the Term Loan Agreement), or (ii) exceed 50% of Excess Cash Flow (as defined in the Term Loan Agreement as of the date hereof), the Company shall pay to the Holder on the Maturity Date and on the last day of each calendar quarter thereafter, on a pro rata basis based upon the aggregate principal amount of the Notes, then outstanding, the maximum amount payable by the Company such that (y) the Company would not breach any term or condition contained in the Term Loan Agreement or the Loan and Security Agreement as a result of such payment or (x) the payment would not exceed 50% of Excess Cash Flow, until all amounts otherwise due under this Note are paid in full.

1.4 The Company hereby covenants to the Holder that:

(a) it is duly authorised to issue this Note in accordance with its terms;

(b) this Note and the issuance of this Note does not contravene either the terms of the Term Loan Agreement or the Loan and Security Agreement or any other arrangement between the Company and the Lenders;

(c) the Company’s compliance with the provisions of this Note and the Holder’s exercise of his rights under this Note (as set forth and limited herein) does not contravene the terms of either the Term Loan Agreement or the Loan and Security Agreement; and

(d) the provisions of the Term Loan Agreement and the Loan and Security Agreement permit the payment of the principal and any accrued interest under this Note on the Maturity Date and if appropriate thereafter, in each case only when paid, in accordance with the terms of this Note.

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1.5 Whenever any amount under this Note is to be paid to Holder, the Company will use reasonable efforts to obtain for the Holder of this Note written confirmation from Comerica Bank, as agent for the Lenders and Escalate, that based upon information provided to Agent and Escalate by the Company and the representations and warranties of the Company at or about the time of such payment, that the payment of such amount would not violate the provisions of Section 8.11 of the Term Loan Agreement or Section 5.6 of the Loan and Security Agreement, as applicable.

1.6 Subject to Section 1.5, in the event that any payment is received by Holder in violation of the provisions hereof, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Indebtedness under and as defined in the Term Loan Agreement and the holders of Obligations under and as defined in the Loan and Security Agreement (collectively, the “Senior Indebtedness”) for application to the payment of Senior Indebtedness.

1.7 In circumstances where the payment under this Note would: (i) cause a breach of any term or condition of the Term Loan Agreement or the Loan Security Agreement; or (ii) mean that such payment would exceed 50% of Excess Cash Flow, the Holder shall not take any collection action or enforcement action, or exercise any rights or remedies, with respect to this Note.

1.8 This Note is unsecured and shall not be secured without the prior written consent of Comerica Bank and the Lenders, and if such consent is granted, Holder agrees that all liens and security interests of the holders of Senior Indebtedness in any collateral securing all or any portion thereof shall be senior, regardless of the time or method of perfection, to all existing and hereafter acquired liens and security interests, if any, of Holder in collateral, if any, securing all or any portion of the obligations hereunder. All of the subordination provisions set forth in this Note are for the benefit of, and shall be enforceable directly by Comerica Bank, as agent, the holders of Senior Indebtedness, and each holder of such Senior Indebtedness shall be deemed to have acquired such Senior Indebtedness in reliance upon the covenants and provisions contained in this Note.

1.9 Interest at a simple rate of 5% per annum shall accrue on the unpaid balance of this Note from and after the date hereof until such time as payment is made in full to Holder by the Company but shall not be payable until all of the principal under this Note has been paid.

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2. Prepayment and Termination.

2.1 Prepayment. The principal amount of this Note and any accrued interest thereon may be prepaid by the Company without the consent of the Holder at any time, but any prepayment can be made only from available Excess Cash Flow of the Company and only if the Company is in compliance with the Term Loan Agreement in all respects at the time of, and giving effect to, such prepayment. Upon payment in full of the principal amount of this Note and any interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

2.2 Termination of Rights. All rights with respect to this Note shall terminate upon the payment of the principal amount of this Note and any accrued interest then outstanding hereunder.

3. Events of Default.

3.1 Events of Default. The following events shall be considered Events of Default with respect to this Note:

(a) The Company shall fail to pay outstanding principal amounts hereunder within five business days of when such amounts are due under this Note.

(b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company.

(c) Upon the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

3.2 Notice of Default. Within five business days of the occurrence of an Event of Default, the Company shall furnish to Holder notice of the occurrence of such Event of Default.

3.3 Remedies. Subject to the limitations on the Holder’s rights, remedies and enforcement in Section 1 above, upon the occurrence of an Event of Default under Section 3.1, the entire unpaid principal on the Note shall become immediately due and payable, and such holder may enforce payment of all amounts due and owing under the Note and exercise any and all other remedies granted to it at law, in equity or otherwise.

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4. Set Off Right. To the extent permitted under clause 5 of the Purchase Agreement, the Company shall have the right to set-off amounts due to the Company by Holder against the amounts due to Holder under this Note. If any amount that would otherwise be due for payment to the Holder under the terms of this Note has been deferred under the terms of clause 5 of the Purchase Agreement until after the Maturity Date and such amount subsequently becomes due for payment under the terms of clause 5 of the Purchase Agreement, that deferred amount shall be paid within 5 business days after such amount becomes due for payment, provided always that the provisions of Sections 1.3, 1.5, 1.6 and 1.7 shall apply to the payment of such amount mutatis mutandis.

5. Conversion.

5.1 Optional Conversion in Qualified Financing. If at any time prior to the Maturity Date, upon the sale and issuance by the Company of shares of its capital stock in a transaction, or series of transactions, resulting in gross proceeds to the Company of at least $15,000,000 or such lesser amount as unanimously approved by the Company’s board of directors (in each case, including any consideration in the form of the cancellation of indebtedness from, among other things, the conversion of this Note or any of the other Notes) on or prior to the Maturity Date (a “Qualified Financing”), Holder shall have the option, but not the obligation, to convert any portion of the outstanding principal and unpaid, accrued interest thereon then outstanding on this Note not then subject to a Relevant Claim (the “Available Amount”) into shares of the capital stock issued by the Company in such Qualified Financing (“New Shares”) as is determined by dividing the portion of the Available Amount desired to be converted by Holder by the Note Conversion Price. “Note Conversion Price” shall mean the per share price that is the per share purchase price paid for the New Shares by such investors in the Qualified Financing.

5.2 Notice of Conversion. At least 20 days prior to the closing of any Qualified Financing, written notice shall be delivered to the Holder of this Note at the address last shown on the records of Company for the Holder or given by the Holder to Company for the purpose of notice or if no such address appears or is given, at the place where the principal executive office of Company is located, notifying the Holder of the terms and conditions of the Qualified Financing (providing reasonable detail of the same), the Note Conversion Price, the principal and accrued interest outstanding on this Note not then subject to a Relevant Claim, the date on which any such conversion would occur and calling upon such Holder to notify the Company in writing, within 10 days of the date of such written notice (a “Conversion Notice”), (i) of its election as to convert or not, (ii) of the amount of the Available Amount desired to be converted, if any, and (iii) surrendering to Company, in the manner and at the place designated, the Note. If the Holder does not timely deliver a Conversion Notice to the Company, the Holder shall have been conclusively deemed to have elected not to convert any portion of the Available Amount.

5.3 Mechanics and Effect of Conversion. No fractional shares of capital stock shall be issued upon conversion of this Note. Upon the conversion of all of the principal and accrued interest outstanding under this Note, in lieu of Company issuing any fractional shares to the Holder, Company shall pay to the Holder the amount of outstanding principal that is not so converted. Upon full conversion of this Note, Company shall be forever released from all its obligations and liabilities under this Note.

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5.4 Delivery of Note and Share Certificates. Upon conversion of this Note pursuant to this Section 5, the Holder will deliver the original Note to the Company for cancellation, and will execute a standard form of stock purchase agreement and/or other agreements and instruments as are necessary to document the issuance of the shares of the Company’s capital stock upon the conversion of this Note. On, or as soon as reasonably practicable after, such conversion, the Company shall issue and hold, for the benefit of the Holder, a certificate or certificates for the number of full shares of the New Shares to which the Holder is entitled, a check with respect to any fractional interest and, in the case of a partial conversion, a replacement Note evidencing the remaining balance due hereunder. The Company will deliver such certificates to the Company following the lapse of the Company’s right to set-off any amounts owed to the Company by Holder pursuant to Section 4 hereof. The Company covenants, subject to the Company’s rights of set-off pursuant to Section 4 hereof, that all shares of capital stock of the Company issued upon conversion of this Note will, upon such issuance, be fully paid and non-assessable and free from all taxes, liens and charges caused or created by the Company.

5.5 Stockholder Agreements. Upon the issuance of shares of capital stock to the Holder pursuant to the conversion of this Note, the Holder agrees, at the request of the Company, to execute, deliver and become party to, in a capacity similar to that of holders of the same class and series of capital stock issued pursuant to the conversion of this Note, such Company stockholder agreements as are entered into by such holders of the same class and series of capital stock,

6. Transfer of this Note. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the “Act”), unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

7. Market Stand-off. The Holder hereby agrees that, during the period of duration specified by the Company and its underwriters, if any (not to exceed 215 days), following the effective date of a registration statement of the Company filed under the Act in connection with the Company’s initial public offering, the Holder shall not, without the prior written consent of the underwriters to the extent requested by the Company or any underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge, hypothecate or otherwise transfer or dispose of any securities of the Company held by it at any time during such period except those securities included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder until the end of such period.

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8. Miscellaneous Provisions.

8.1 Notices. All notices which any party to this Note may be required or may desire to serve on any other party shall be in writing and may be delivered by personal service (including overnight courier) or sent by facsimile with confirmation of receipt. Service of any such notice made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or overnight courier or facsimile receipt, Any such communications to the holder of record shall be sent to the address appearing in the Purchase Agreement.

8.2 Entire Agreement. This Note, together with the Purchase Agreement, constitute the entire agreement and understanding among the parties with regard to its subject matter, are a complete and exclusive statement of the terms and conditions thereof, and supersede, merge, and render void any and all prior agreements or understandings among them relating to the same subject matter.

8.3 Waiver; Holder’s Rights. No waiver of any term, provision or condition of this Note, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Note, unless such waiver so provides expressly by its terms.

8.4 Assignment; Binding on Successors and Assigns. This Note shall not be assigned, transferred or otherwise conveyed by either party hereto except with the prior written consent of the other party. This Note and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties.

8.5 Headings; Governing Law; Attorneys’ Fees. The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note. This Note shall be interpreted under the laws of the State of Delaware (without giving effect to the conflict of law principles thereof) as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. If any action or proceeding is commenced to enforce this Note or any right arising in connection with this Note, the prevailing party(ies) in such action or proceeding shall be entitled to recover from the other non-prevailing party(ies) all costs, expenses and reasonable attorneys’ fees incurred by the prevailing party(ies) (including, without limitation, reasonable costs, expenses and fees on any appeal), in addition to any other awarded recovery.

8.6 Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provisions of this Note.

8.7 Amendment and Waiver. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder or Holders of the Note or, other than with respect to the principal amount of this Note, Notes representing at least a majority of the total principal of all Notes then outstanding; provided, that the provisions of

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Sections 1.1, 1.2,1.3, 1.5, 1.6, 1.7, 1.8 and 1.9 of this Note cannot be amended without the prior written consent of Comerica Bank, as agent for the Lenders, the Lenders party to the Term Loan Agreement at the time of such proposed amendment, and Escalate. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon the Company, the Holders and any transferee of a Note.

8.8 Treatment of Note. To the extent permitted by generally accepted accounting principles, Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

8.9 Notes Ranking Pari Passu. All the Notes shall rank pari passu, equally and ratably, without discrimination or preference.

8.10 No Rights as Stockholder. This Note, as such, shall not entitle the Holder to any rights as a stockholder of the Company, except as otherwise specified herein.

8.11 Third Party Beneficiaries. Seller acknowledges and agrees that Comerica Bank, as agent, the Lenders and Escalate are third party beneficiaries under this Note.

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IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first set forth above.

COMPANY:

WHALE SHARK MEDIA, INC.

By:
Name:	G. Cotter Cunningham
Title:	President & Chief Executive Officer

HOLDER:

By:
Daniel Bower

THIS NOTE, AND THE OBLIGATIONS OF THE COMPANY HEREUNDER, ARE SUBORDINATE TO (I) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN TERM LOAN AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG THE FINANCIAL INSTITUTIONS FROM TIME TO TIME SIGNATORY THERETO, COMERICA BANK, AS ADMINISTRATIVE AGENT FOR SUCH FINANCIAL INSTITUTIONS AND AS LEAD ARRANGER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, AND (II) THE OBLIGATIONS OF THE COMPANY UNDER THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF NOVEMBER 24, 2010 BY AND AMONG ESCALATE CAPITAL PARTNERS SBIC I, L.P., AS LENDER, THE COMPANY, SPECTRA WIDE ACQUISITION CO., LLC, SPECTRA WIDE, INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, AND RMN ACQUISITION CO., LLC, IN EACH CASE PURSUANT TO THE TERMS HEREOF.

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

WHALE SHARK MEDIA, INC.

SUBORDINATED PROMISSORY NOTE

(“Note”)

Principal Amount: $61,500.00	Austin, Texas August , 2011

For value received, the undersigned, Whale Shark Media, Inc., a Delaware corporation (the “Company”) promises to pay to the order of Antonio Argiolas (“Holder”), in US dollars, the principal sum of $61,500.00, together with accrued interest thereon from the date of this Note.

This Note is one of a series of promissory notes (collectively, the “Notes”) containing substantially identical terms and conditions being issued pursuant to that certain Share Purchase Agreement by and among the Company, Richard Foister, Duncan Jennings, Max Jennings, Antonio Argiolas, David Bower and John-Paul Jones, dated as of the date of this Note, (the “Purchase Agreement” and the holders of the Notes are collectively referred to herein as the “Holders”). Except as set forth in Section 1 below, capitalized terms used but not defined herein shall have the meaning given to such term in the Term Loan Agreement (as defined below).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1. Payments and Subordination.

1.1 Holder, by accepting this Note, agrees for itself and its successors and assigns that payment of principal, any interest and other amounts due to Holder hereunder (collectively the “Subordinated Debt”) is subordinate in all respects to (i) the Company’s obligations under the Term Loan Agreement (as amended from time to time, the “Term Loan Agreement”) made as of November 24, 2010, by and among the financial institutions as lenders (the “Lenders”) from time to time signatory thereto, Comerica Bank, as Administrative Agent for the Lenders and as lead arranger, the Company, and Spectrawide Acquisition Co., LLC, Spectrawide, Inc., CSB Acquisition Co., LLC, CLTD Acquisition Co., LLC, Smallponds, LLC, Deals.com, LLC, and RMN Acquisition Co., LLC (collectively, the “Subsidiaries”) and (ii) the obligations of the Company under the Loan and Security Agreement (as amended from time to time, the “Loan and Security Agreement”) made as of November 24, 2010, by and among Escalate Capital Partners SBIC I, L.P., as Lender (“Escalate”), the Company, and the Subsidiaries.

1.2 Subject to Section 1.3, the principal of this Note shall mature and be due and payable, with all accrued and unpaid interest thereon, on the second anniversary of the date hereof (the “Maturity Date”).

1.3 If, at the Maturity Date, the payment of the amounts otherwise due to Holder hereunder on such date would (i) cause a breach of the Term Loan Agreement or the Loan and Security Agreement provisions governing permitted payments on Subordinated Debt (as defined in the Term Loan Agreement), or (ii) exceed 50% of Excess Cash Flow (as defined in the Term Loan Agreement as of the date hereof), the Company shall pay to the Holder on the Maturity Date and on the last day of each calendar quarter thereafter, on a pro rata basis based upon the aggregate principal amount of the Notes, then outstanding, the maximum amount payable by the Company such that (y) the Company would not breach any term or condition contained in the Term Loan Agreement or the Loan and Security Agreement as a result of such payment or (x) the payment would not exceed 50% of Excess Cash Flow, until all amounts otherwise due under this Note are paid in full.

1.4 The Company hereby covenants to the Holder that:

(a) it is duly authorised to issue this Note in accordance with its terms;

(b) this Note and the issuance of this Note does not contravene either the terms of the Term Loan Agreement or the Loan and Security Agreement or any other arrangement between the Company and the Lenders;

(c) the Company’s compliance with the provisions of this Note and the Holder’s exercise of his rights under this Note (as set forth and limited herein) does not contravene the terms of either the Term Loan Agreement or the Loan and Security Agreement; and

(d) the provisions of the Term Loan Agreement and the Loan and Security Agreement permit the payment of the principal and any accrued interest under this Note on the Maturity Date and if appropriate thereafter, in each case only when paid, in accordance with the terms of this Note.

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1.5 Whenever any amount under this Note is to be paid to Holder, the Company will use reasonable efforts to obtain for the Holder of this Note written confirmation from Comerica Bank, as agent for the Lenders and Escalate, that based upon information provided to Agent and Escalate by the Company and the representations and warranties of the Company at or about the time of such payment, that the payment of such amount would not violate the provisions of Section 8.11 of the Term Loan Agreement or Section 5.6 of the Loan and Security Agreement, as applicable.

1.6 Subject to Section 1.5, in the event that any payment is received by Holder in violation of the provisions hereof, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Indebtedness under and as defined in the Term Loan Agreement and the holders of Obligations under and as defined in the Loan and Security Agreement (collectively, the “Senior Indebtedness”) for application to the payment of Senior Indebtedness.

1.7 In circumstances where the payment under this Note would: (i) cause a breach of any term or condition of the Term Loan Agreement or the Loan Security Agreement; or (ii) mean that such payment would exceed 50% of Excess Cash Flow, the Holder shall not take any collection action or enforcement action, or exercise any rights or remedies, with respect to this Note.

1.8 This Note is unsecured and shall not be secured without the prior written consent of Comerica Bank and the Lenders, and if such consent is granted, Holder agrees that all liens and security interests of the holders of Senior Indebtedness in any collateral securing all or any portion thereof shall be senior, regardless of the time or method of perfection, to all existing and hereafter acquired liens and security interests, if any, of Holder in collateral, if any, securing all or any portion of the obligations hereunder. All of the subordination provisions set forth in this Note are for the benefit of, and shall be enforceable directly by Comerica Bank, as agent, the holders of Senior Indebtedness, and each holder of such Senior Indebtedness shall be deemed to have acquired such Senior Indebtedness in reliance upon the covenants and provisions contained in this Note.

1.9 Interest at a simple rate of 5% per annum shall accrue on the unpaid balance of this Note from and after the date hereof until such time as payment is made in full to Holder by the Company but shall not be payable until all of the principal under this Note has been paid.

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2. Prepayment and Termination.

2.1 Prepayment. The principal amount of this Note and any accrued interest thereon may be prepaid by the Company without the consent of the Holder at any time, but any prepayment can be made only from available Excess Cash Flow of the Company and only if the Company is in compliance with the Term Loan Agreement in all respects at the time of, and giving effect to, such prepayment. Upon payment in full of the principal amount of this Note and any interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

2.2 Termination of Rights. All rights with respect to this Note shall terminate upon the payment of the principal amount of this Note and any accrued interest then outstanding hereunder.

3. Events of Default.

3.1 Events of Default. The following events shall be considered Events of Default with respect to this Note:

(a) The Company shall fail to pay outstanding principal amounts hereunder within five business days of when such amounts are due under this Note.

(b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company.

(c) Upon the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

3.2 Notice of Default. Within five business days of the occurrence of an Event of Default, the Company shall furnish to Holder notice of the occurrence of such Event of Default.

3.3 Remedies. Subject to the limitations on the Holder’s rights, remedies and enforcement in Section 1 above, upon the occurrence of an Event of Default under Section 3.1, the entire unpaid principal on the Note shall become immediately due and payable, and such holder may enforce payment of all amounts due and owing under the Note and exercise any and all other remedies granted to it at law, in equity or otherwise.

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4. Set Off Right. To the extent permitted under clause 5 of the Purchase Agreement, the Company shall have the right to set-off amounts due to the Company by Holder against the amounts due to Holder under this Note. If any amount that would otherwise be due for payment to the Holder under the terms of this Note has been deferred under the terms of clause 5 of the Purchase Agreement until after the Maturity Date and such amount subsequently becomes due for payment under the terms of clause 5 of the Purchase Agreement, that deferred amount shall be paid within 5 business days after such amount becomes due for payment, provided always that the provisions of Sections 1.3, 1.5, 1.6 and 1.7 shall apply to the payment of such amount mutatis mutandis.

5. Conversion.

5.1 Optional Conversion in Qualified Financing. If at any time prior to the Maturity Date, upon the sale and issuance by the Company of shares of its capital stock in a transaction, or series of transactions, resulting in gross proceeds to the Company of at least $15,000,000 or such lesser amount as unanimously approved by the Company’s board of directors (in each case, including any consideration in the form of the cancellation of indebtedness from, among other things, the conversion of this Note or any of the other Notes) on or prior to the Maturity Date (a “Qualified Financing”), Holder shall have the option, but not the obligation, to convert any portion of the outstanding principal and unpaid, accrued interest thereon then outstanding on this Note not then subject to a Relevant Claim (the “Available Amount”) into shares of the capital stock issued by the Company in such Qualified Financing (“New Shares”) as is determined by dividing the portion of the Available Amount desired to be converted by Holder by the Note Conversion Price. “Note Conversion Price” shall mean the per share price that is the per share purchase price paid for the New Shares by such investors in the Qualified Financing.

5.2 Notice of Conversion. At least 20 days prior to the closing of any Qualified Financing, written notice shall be delivered to the Holder of this Note at the address last shown on the records of Company for the Holder or given by the Holder to Company for the purpose of notice or if no such address appears or is given, at the place where the principal executive office of Company is located, notifying the Holder of the terms and conditions of the Qualified Financing (providing reasonable detail of the same), the Note Conversion Price, the principal and accrued interest outstanding on this Note not then subject to a Relevant Claim, the date on which any such conversion would occur and calling upon such Holder to notify the Company in writing, within 10 days of the date of such written notice (a “Conversion Notice”), (i) of its election as to convert or not, (ii) of the amount of the Available Amount desired to be converted, if any, and (iii) surrendering to Company, in the manner and at the place designated, the Note. If the Holder does not timely deliver a Conversion Notice to the Company, the Holder shall have been conclusively deemed to have elected not to convert any portion of the Available Amount.

5.3 Mechanics and Effect of Conversion. No fractional shares of capital stock shall be issued upon conversion of this Note. Upon the conversion of all of the principal and accrued interest outstanding under this Note, in lieu of Company issuing any fractional shares to the Holder, Company shall pay to the Holder the amount of outstanding principal that is not so converted. Upon full conversion of this Note, Company shall be forever released from all its obligations and liabilities under this Note.

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5.4 Delivery of Note and Share Certificates. Upon conversion of this Note pursuant to this Section 5, the Holder will deliver the original Note to the Company for cancellation, and will execute a standard form of stock purchase agreement and/or other agreements and instruments as are necessary to document the issuance of the shares of the Company’s capital stock upon the conversion of this Note. On, or as soon as reasonably practicable after, such conversion, the Company shall issue and hold, for the benefit of the Holder, a certificate or certificates for the number of full shares of the New Shares to which the Holder is entitled, a check with respect to any fractional interest and, in the case of a partial conversion, a replacement Note evidencing the remaining balance due hereunder. The Company will deliver such certificates to the Company following the lapse of the Company’s right to set-off any amounts owed to the Company by Holder pursuant to Section 4 hereof. The Company covenants, subject to the Company’s rights of set-off pursuant to Section 4 hereof, that all shares of capital stock of the Company issued upon conversion of this Note will, upon such issuance, be fully paid and non-assessable and free from all taxes, liens and charges caused or created by the Company.

5.5 Stockholder Agreements. Upon the issuance of shares of capital stock to the Holder pursuant to the conversion of this Note, the Holder agrees, at the request of the Company, to execute, deliver and become party to, in a capacity similar to that of holders of the same class and series of capital stock issued pursuant to the conversion of this Note, such Company stockholder agreements as are entered into by such holders of the same class and series of capital stock.

6. Transfer of this Note. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the “Act”), unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Prior to presentation of this Note for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

7. Market Stand-off. The Holder hereby agrees that, during the period of duration specified by the Company and its underwriters, if any (not to exceed 215 days), following the effective date of a registration statement of the Company filed under the Act in connection with the Company’s initial public offering, the Holder shall not, without the prior written consent of the underwriters to the extent requested by the Company or any underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge, hypothecate or otherwise transfer or dispose of any securities of the Company held by it at any time during such period except those securities included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder until the end of such period.

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8. Miscellaneous Provisions.

8.1 Notices. All notices which any party to this Note may be required or may desire to serve on any other party shall be in writing and may be delivered by personal service (including overnight courier) or sent by facsimile with confirmation of receipt. Service of any such notice made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or overnight courier or facsimile receipt. Any such communications to the holder of record shall be sent to the address appearing in the Purchase Agreement.

8.2 Entire Agreement. This Note, together with the Purchase Agreement, constitute the entire agreement and understanding among the parties with regard to its subject matter, are a complete and exclusive statement of the terms and conditions thereof, and supersede, merge, and render void any and all prior agreements or understandings among them relating to the same subject matter.

8.3 Waiver; Holder’s Rights. No waiver of any term, provision or condition of this Note, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Note, unless such waiver so provides expressly by its terms.

8.4 Assignment; Binding on Successors and Assigns. This Note shall not be assigned, transferred or otherwise conveyed by either party hereto except with the prior written consent of the other party. This Note and all of its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the successors and permitted assigns of the parties.

8.5 Headings; Governing Law; Attorneys’ Fees. The descriptive headings in this Note are inserted for convenience only and do not constitute a part of this Note. This Note shall be interpreted under the laws of the State of Delaware (without giving effect to the conflict of law principles thereof) as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. If any action or proceeding is commenced to enforce this Note or any right arising in connection with this Note, the prevailing party(ies) in such action or proceeding shall be entitled to recover from the other non-prevailing party(ies) all costs, expenses and reasonable attorneys’ fees incurred by the prevailing party(ies) (including, without limitation, reasonable costs, expenses and fees on any appeal), in addition to any other awarded recovery.

8.6 Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provisions of this Note.

8.7 Amendment and Waiver. Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder or Holders of the Note or, other than with respect to the principal amount of this Note, Notes representing at least a majority of the total principal of all Notes then outstanding; provided, that the provisions of

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Sections 1.1, 1.2,1.3, 1.5, 1.6, 1.7, 1.8 and 1.9 of this Note cannot be amended without the prior written consent of Comerica Bank, as agent for the Lenders, the Lenders party to the Term Loan Agreement at the time of such proposed amendment, and Escalate. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon the Company, the Holders and any transferee of a Note.

8.8 Treatment of Note. To the extent permitted by generally accepted accounting principles, Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

8.9 Notes Ranking Pari Passu. All the Notes shall rank pari passu, equally and ratably, without discrimination or preference.

8.10 No Rights as Stockholder. This Note, as such, shall not entitle the Holder to any rights as a stockholder of the Company, except as otherwise specified herein.

8.11 Third Party Beneficiaries. Seller acknowledges and agrees that Comerica Bank, as agent, the Lenders and Escalate are third party beneficiaries under this Note.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first set forth above.

COMPANY:

WHALE SHARK MEDIA, INC.

By:
Name:	G. Cotter Cunningham
Title:	President & Chief Executive Officer

HOLDER:

By:
Antonio Argiolas

The following Exhibit is attached

to and is a part of the

Second Amendment to

Term Loan Agreement

Exhibit I

Guaranteed Loan Notes

WHALE SHARK MEDIA LIMITED (“Company”)

(Incorporated in England and Wales under the Companies Act of 2006)

Certificate No.	Nominal Amount of Loan Notes
1	$7,771,140

ISSUE of $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013.

Created and issued pursuant to the Company’s Articles of Association and a Resolution of its board of directors passed on                      2011.

THIS IS TO CERTIFY that Duncan Jennings of No. 2 The Moat House, Church Lane, Britford, Salisbury SP5 4DX is the registered holder of

$7,71,140 in principal amount of the $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013 which Notes are constituted by a deed entered into by the Company and Guarantor on and dated                      2011 (“Deed”) and are issued with the benefit of and subject to the provisions contained in the Deed.

The Notes are transferable only in accordance with the Deed. No transfer of any part of the Notes represented by this Certificate will be registered unless accompanied by this Certificate. The Notes are redeemable in accordance with the terms and conditions contained in the Deed.

A copy of the Deed are available for inspection at the Company’s registered office.

Delivered by the Company as a deed this      day of              2011.

Executed as a deed, but not delivered until	)
the date specified on this certificate, by	)
WHALE SHARK MEDIA LIMITED	)
by a director in the presence of a witness:	)	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

1

WHALE SHARK MEDIA LIMITED (“Company”)

(Incorporated in England and Wales under the Companies Act of 2006)

Certificate No.	Nominal Amount of Loan Notes
2	$3,330,470

ISSUE of $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013.

Created and issued pursuant to the Company’s Articles of Association and a Resolution of its board of directors passed on                      2011.

THIS IS TO CERTIFY that Max Jennings of 19 Dagmar Terrace, London N1 2BN is the registered holder of

$3,330,470 in principal amount of the $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013 which Notes are constituted by a deed entered into by the Company and Guarantor on and dated                      2011 (“Deed”) and are issued with the benefit of and subject to the provisions contained in the Deed.

The Notes are transferable only in accordance with the Deed. No transfer of any part of the Notes represented by this Certificate will be registered unless accompanied by this Certificate. The Notes are redeemable in accordance with the terms and conditions contained in the Deed.

A copy of the Deed are available for inspection at the Company’s registered office.

Delivered by the Company as a deed this      day of              2011.

Executed as a deed, but not delivered until	)
the date specified on this certificate, by	)
WHALE SHARK MEDIA LIMITED	)
by a director in the presence of a witness:	)	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

1

WHALE SHARK MEDIA LIMITED (“Company”)

(Incorporated in England and Wales under the Companies Act of 2006)

Certificate No.	Nominal Amount of Loan Notes
3	$1,243,320

ISSUE of $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013.

Created and issued pursuant to the Company’s Articles of Association and a Resolution of its board of directors passed on                      2011.

THIS IS TO CERTIFY that Richard Foister of 44 Mount Drive, Harrow HA2 7RP is the registered holder of

$1,243,320 in principal amount of the $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013 which Notes are constituted by a deed entered into by the Company and Guarantor on and dated                      2011 (“Deed”) and are issued with the benefit of and subject to the provisions contained in the Deed.

The Notes are transferable only in accordance with the Deed. No transfer of any part of the Notes represented by this Certificate will be registered unless accompanied by this Certificate. The Notes are redeemable in accordance with the terms and conditions contained in the Deed.

A copy of the Deed are available for inspection at the Company’s registered office.

Delivered by the Company as a deed this      day of              2011.

Executed as a deed, but not delivered until	)
the date specified on this certificate, by	)
WHALE SHARK MEDIA LIMITED	)
by a director in the presence of a witness:	)	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

1

WHALE SHARK MEDIA LIMITED (“Company”)

(Incorporated in England and Wales under the Companies Act of 2006)

Certificate No.	Nominal Amount of Loan Notes
4	$133,250

ISSUE of $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013.

Created and issued pursuant to the Company’s Articles of Association and a Resolution of its board of directors passed on                      2011.

THIS IS TO CERTIFY that Antonio Argiolas of 11 Cannon Court, 5 Brewhouse Yard, London EC1V 4JQ is the registered holder of

$133,250 in principal amount of the $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013 which Notes are constituted by a deed entered into by the Company and Guarantor on and dated                      2011 (“Deed”) and are issued with the benefit of and subject to the provisions contained in the Deed.

The Notes are transferable only in accordance with the Deed. No transfer of any part of the Notes represented by this Certificate will be registered unless accompanied by this Certificate. The Notes are redeemable in accordance with the terms and conditions contained in the Deed.

A copy of the Deed are available for inspection at the Company’s registered office.

Delivered by the Company as a deed this      day of              2011.

Executed as a deed, but not delivered until	)
the date specified on this certificate, by	)
WHALE SHARK MEDIA LIMITED	)
by a director in the presence of a witness:	)	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

1

WHALE SHARK MEDIA LIMITED (“Company”)

(Incorporated in England and Wales under the Companies Act of 2006)

Certificate No.	Nominal Amount of Loan Notes
5	$133,250

ISSUE of $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013.

Created and issued pursuant to the Company’s Articles of Association and a Resolution of its board of directors passed on                      2011.

THIS IS TO CERTIFY that Daniel Bower of Flat 21, Canonbury Heights East, 9 Henshall Street, London N1 3GA is the registered holder of

$133,250 in principal amount of the $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013 which Notes are constituted by a deed entered into by the Company and Guarantor on and dated                      2011 (“Deed”) and are issued with the benefit of and subject to the provisions contained in the Deed.

The Notes are transferable only in accordance with the Deed. No transfer of any part of the Notes represented by this Certificate will be registered unless accompanied by this Certificate. The Notes are redeemable in accordance with the terms and conditions contained in the Deed.

A copy of the Deed are available for inspection at the Company’s registered office.

Delivered by the Company as a deed this      day of              2011.

Executed as a deed, but not delivered until	)
the date specified on this certificate, by	)
WHALE SHARK MEDIA LIMITED	)
by a director in the presence of a witness:	)	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

1

WHALE SHARK MEDIA LIMITED (“Company”)

(Incorporated in England and Wales under the Companies Act of 2006)

Certificate No.	Nominal Amount of Loan Notes
6	$388,570

ISSUE of $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013.

Created and issued pursuant to the Company’s Articles of Association and a Resolution of its board of directors passed on                      2011.

THIS IS TO CERTIFY that John-Paul Jones of 101 Evelyn Road, London E16 1UU is the registered holder of

$388,570 in principal amount of the $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013 which Notes are constituted by a deed entered into by the Company and Guarantor on and dated                      2011 (“Deed”) and are issued with the benefit of and subject to the provisions contained in the Deed.

The Notes are transferable only in accordance with the Deed. No transfer of any part of the Notes represented by this Certificate will be registered unless accompanied by this Certificate. The Notes are redeemable in accordance with the terms and conditions contained in the Deed.

A copy of the Deed are available for inspection at the Company’s registered office.

Delivered by the Company as a deed this      day of              2011.

Executed as a deed, but not delivered until	)
the date specified on this certificate, by	)
WHALE SHARK MEDIA LIMITED	)
by a director in the presence of a witness:	)	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

1

WHALE SHARK MEDIA LIMITED (“Company”)

(Incorporated in England and Wales under the Companies Act of 2006)

Certificate No.	Nominal Amount of Loan Notes
7	$13,000,000.00

ISSUE of $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013.

Created and issued pursuant to the Company’s Articles of Association and a Resolution of its board of directors passed on                      2011.

THIS IS TO CERTIFY that Whale Shark Media, Inc. of Suite 700, 515 South Congress Avenue, Austin, Texas, 78704 USA is the registered holder of

$13,000,000.00 in principal amount of the $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013 which Notes are constituted by a deed entered into by the Company and Guarantor on and dated                      2011 (“Deed”) and are issued with the benefit of and subject to the provisions contained in the Deed.

The Notes are transferable only in accordance with the Deed. No transfer of any part of the Notes represented by this Certificate will be registered unless accompanied by this Certificate. The Notes are redeemable in accordance with the terms and conditions contained in the Deed.

A copy of the Deed are available for inspection at the Company’s registered office.

Delivered by the Company as a deed this      day of              2011.

Executed as a deed, but not delivered until	)
the date specified on this certificate, by	)
WHALE SHARK MEDIA LIMITED	)
by a director in the presence of a witness:	)	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

1

DATED                      2011

(1) WHALE SHARK MEDIA LIMITED

- and -

(2) WHALE SHARK MEDIA, INC.

LOAN NOTE DEED

relating to

the issue of $13,000,000 5% Fixed Rate

Guaranteed Loan Notes 2013

CONTENTS

1.	DEFINITIONS AND INTERPRETATION	1

2.	INITIAL NOTEHOLDERS	3

3.	AMOUNT AND STATUS OF NOTES	4

4.	INTEREST	4

5.	REDEMPTION OF NOTES	4

6.	GUARANTEE	4

7.	ACCELERATED REPAYMENT	5

8.	PAYMENTS AND DEDUCTIONS OF TAX	5

9.	SET OFF AND SUSPENSION	6

10.	CERTIFICATES	6

11.	SURRENDER AND CANCELLATION	6

12.	PLACE OF PAYMENT	7

13.	REGISTER OF NOTEHOLDERS	7

14.	TITLE OF NOTEHOLDERS	7

15.	TRANSFER OF NOTES	8

16.	TRANSMISSION OF NOTES	8

17.	ALTERATION OF THIS DEED	8

18.	MEETINGS OF NOTEHOLDERS	8

19.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	9

20.	NOTICES	9

21.	GOVERNING LAW	10

SCHEDULE 1: FORM OF LOAN NOTE CERTIFICATE		11

SCHEDULE 2: MEETINGS OF THE NOTEHOLDERS		12

SCHEDULE 3: THE GUARANTEE		17

THIS DEED is made on                      2011

BETWEEN:

(1)	WHALE SHARK MEDIA LIMITED a company registered in England and Wales with number 7727903 whose registered office is at Devonshire House, 60 Goswell Road, London EC1M 7AD (“Company”); and

(2)	WHALE SHARK MEDIA INC. a corporation registered in the state of Delaware, USA and whose principal place of business is situated at 515 South Congress Avenue, Suite 700, Austin, Texas 78704, USA (“Guarantor”).

BACKGROUND:

A	The Company has by resolution of its board of directors passed on the date hereof created $13,000,000 5% fixed rate guaranteed loan notes 2013 to be constituted by this deed to be issued as partial consideration for ordinary shares in eConversions Limited (“Target”) in accordance with the terms of the Acquisition Agreement.

B	The Guarantor has agreed to guarantee the Company’s obligations to the Noteholders on the terms set out in schedule 3.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this deed the following words and expressions shall (unless the context otherwise requires) have the following meanings:

“Acquisition Documents” means the share sale and purchase agreement dated the same date as this deed and entered into by the Company (1) and the Vendors (as defined therein) (2) in relation to the sale by the Vendors of the entire issued share capital of the Target, together with any document executed pursuant to such agreement;

“Business Day” means a day (which for these purposes ends at 5.30 pm) on which banks are open for commercial business in the City of London other than a Saturday or Sunday;

“Certificate” means a certificate for Notes issued in accordance with clause 10 and in the form or substantially in the form of schedule 1;

“Directors” means the directors of the Company from time to time;

“Encumbrance” means any mortgage, charge, restriction, right to acquire or other third party right or encumbrance of whatever nature;

“FSMA” means the Financial Services and Markets Act 2000;

“Group” means the Company and its Subsidiaries from time to time and references to a “member of the Group” or a “Group Member” shall be construed accordingly;

“Guaranteed Obligations” means every sum due of principal and interest from the Company in respect of the Notes;

“Issue Date” means the date of this deed or such later date as the Noteholders may agree to in writing;

“Maturity Date” means the second anniversary of the date of this deed or, if such date is not a Business Day, the next succeeding Business Day;

“Noteholders” means the several persons for the time being entered in the Register as holders of the Notes;

“Notes” means the $13,000,000 5% fixed rate guaranteed loan notes 2013 of the Company constituted by this deed or, as the case may be, the amount of such loan notes for the time being issued and outstanding;

“Register” means the register of the Noteholders kept by the Company pursuant to clause 13;

“Special Resolution” means a resolution of the Noteholders representing 75 per cent in nominal amount of the Notes;

“Subsidiary” has the meaning given in Section 1159 of the Companies Act 2006;

“Tax” shall be construed so as to include all present and future taxes, charges, imposts, duties, levies, deductions, withholdings or amounts or charges of a similar nature, or any amount payable on account of, or as security for, any of the foregoing, including any penalties, fines, surcharges or interest payable in connection with such amounts, and “Taxes” and “Taxation” shall be construed accordingly;

“Treaty on European Union” means the Treaty establishing the European Community of 25 March 1957, as amended from time to time; and

“UK Listing Authority” means the Financial Services Authority, acting in its capacity as the competent authority for the purposes of Part VI of the FSMA including, where the context so permits, any committee, employee, officer or servant to whom any function of the UK Listing Authority may for the time being be delegated.

1.2	In this deed (unless the context otherwise requires):

1.2.1	words and phrases which are defined or referred to in or for the purposes of the Companies Act 2006 have the same meanings in this deed (unless otherwise expressly defined in this deed);

1.2.2	reference to any gender includes all genders, reference to the singular includes the plural (and vice versa), and reference to persons includes bodies corporate, unincorporated association and partnerships (whether or not any of the same have a separate legal personality);

1.2.3	reference to a statute or a statutory provision includes reference to:

1.2.3.1	the statute or statutory provision as modified or re-enacted or both from time to time;

1.2.3.2	any subordinate legislation made under the statutory provision (as modified or re-enacted as set out above);

1.2.4	reference to writing includes any method of representing or reproducing words in a legible form;

1.2.5	reference to statutory obligations shall include obligations arising under articles of the Treaty on European Union, and regulations, directives and decisions of the European Union as well as United Kingdom Acts of Parliament and subordinate legislation;

1.2.6	reference to a clause or schedule is to a clause of, or schedule to this deed, and reference to a paragraph is to a paragraph of a schedule to this deed;

1.2.7	reference to the parties to this deed includes their respective permitted assigns, personal representatives and successors;

1.2.8	reference to any party to this deed comprising more than one person includes each person constituting that party;

1.2.9	reference to any professional firm or company includes any firm or company effectively succeeding to the whole, or substantially the whole, of its practice or business;

1.2.10	the contents list, headings and any descriptive notes are for ease of reference only and shall not affect the construction or interpretation of this deed;

1.2.11	“redemption” includes purchase and repayment and the words “redeem” and “redeemed” shall be construed accordingly; and

1.2.12	“dollars” and “$” denote the lawful currency of the United States of America.

1.3	This deed incorporates the schedules to it.

2.	INITIAL NOTEHOLDERS

The initial Noteholders shall be:

2.1	Richard Foister as to 1,243,320 Notes;

2.2	Duncan Jennings as to 7,771,140 Notes;

2.3	Max Jennings as to 3,330,470 Notes;

2.4	Antonio Argiolas as 133,250 Notes;

2.5	Daniel Bower as to 133,250 Notes; and

2.6	John-Paul Jones as to 388,570 Notes.

3.	AMOUNT AND STATUS OF NOTES

3.1	The principal amount of the Notes is limited to $13,000,000. The Notes shall be issued subject to and with the benefit of the provisions of this deed in denominations and integral multiples of $1.00 in nominal amount. All the obligations and covenants contained in this deed shall be binding on the Company and the Noteholders and all persons claiming through them.

3.2	Subject to any other agreement in writing between the Company and the initial Noteholders, the Notes shall be issued on the Issue Date.

3.3	The Notes constitute general and unconditional obligations of the Company which shall rank pari passu amongst themselves, and as an unsecured obligation of the Company.

4.	INTEREST

4.1	The Company shall pay to the Noteholders interest on the principal amount of the Notes at the rate of five per cent per annum (gross).

4.2	Such interest shall accrue from day to day, shall be calculated on the basis of the actual number of days elapsed and a 365 day year, but shall not be payable until the Notes are redeemed in full in accordance with the provisions of this deed.

5.	REDEMPTION OF NOTES

5.1	Subject to the other terms of this deed, unless previously redeemed, the Notes will be repaid at par together with any accrued interest on the Maturity Date.

5.2	Upon the expiry of six months from the date of this deed and subject to approval by special resolution of the Noteholders, the Company shall be entitled upon giving not less than seven days’ prior notice in writing to the Noteholders, to redeem at any time at par the whole or any part of the Notes plus any accrued interest for the time being outstanding and on the expiry of the notice the Notes in respect of which it has been given shall be so redeemed. If the Company shall redeem part only of the Notes, there shall be redeemed out of the holding of each Noteholder that proportion of his holding of Notes which the total amount of the Notes redeemed bears to the total amount of Notes then in issue.

6.	GUARANTEE

The Guarantor guarantees on the terms set out in schedule 3 repayment of the Guaranteed Obligations by the Company.

7.	ACCELERATED REPAYMENT

7.1	The Notes shall become immediately repayable at par together with any accrued interest on the occurrence of any of the following events:

7.1.1	the failure by the Company to repay the principal amount of the Notes or any part of them or to pay any interest within 14 days after the due date for such repayment or payment;

7.1.2	the Company ceasing or threatening to cease to carry on its business or a substantial part of its business except as a result of a winding up pursuant to a scheme previously approved by Special Resolution of the Noteholders;

7.1.3	in relation to the Company:

7.1.3.1	the passing of a resolution for voluntary winding-up (provided that this clause 7.1.3.1 shall not apply in the case of a voluntary amalgamation or reconstruction of the Company on a solvent basis previously approved by Special Resolution); or

7.1.3.2	the appointment of a liquidator, administrator, receiver, receiver and manager or administrative receiver or similar officer in relation to the whole or any part of its assets, rights or revenues; or

7.1.3.3	it being or becoming unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986; or

7.1.3.4	it entering into any composition or arrangement with its creditors including (without prejudice to the generality of the foregoing) a voluntary arrangement under the Insolvency Act 1986 or a scheme of arrangement under part 26 of the Companies Act 2006; or

7.1.3.5	proceedings being commenced under any law, regulation or procedure relating to the reconstruction or adjustment of debts.

7.2	The Company shall give notice to each Noteholder of the occurrence of any event mentioned in clause 7.1 immediately upon becoming aware of the same.

8.	PAYMENTS AND DEDUCTIONS OF TAX

8.1	All interest or other monies payable in respect of the Notes and the principal amount of the whole or any part of the Notes shall be paid by bankers draft made payable to and sent to the registered holder of such Notes at his registered address or, in the case of joint registered holders, made payable to and sent to the first-named of such holders on the Register at his registered address, or made payable to such person or persons and sent to such address as the registered holder or the joint registered holders may direct to the Company in writing, or shall be paid by telegraphic transfer to an account notified by the Noteholder to the Company, provided that in either case the Company has received written notice of such address or, as the case may be, account, at least 10 Business Days prior to the date of payment.

8.2	All payments by the Company under or in respect of the Notes shall be made free and clear of and without any deduction or withholding of Tax relating to such Notes except for deductions of Tax from interest as required in accordance with Section 874 of the Income Tax Act 2007 or otherwise as required by law.

8.3	Save as required by law, the Noteholder will not be obliged to disclose any information or computations relating to its Tax affairs to the Company or to any other person.

9.	SET OFF AND SUSPENSION

9.1 Notwithstanding any other terms of this deed and to the extent permitted under the Acquisition Documents or any of them, the Company may in its sole and absolute discretion (but not be obliged in any way) against any Noteholder set off against the Notes (and any interest accrued on the Notes) the amount of any sum or sums due and owing under the terms of or arising from breach of the terms of the Acquisition Documents or any of them.

10.	CERTIFICATES

10.1	The Company shall issue a duly executed Certificate for each of the Notes. The Certificates shall be in the form or substantially in the form set out in schedule 1 and the provisions of this deed shall be attached to each of the Certificates.

10.2	Each Noteholder or the joint holders of any of the Notes shall be entitled without charge to one Certificate for the total amount of Notes registered in his name or their names. Any Certificate in the names of joint holders of any of the Notes shall be delivered to the first named of such joint holders in the Register unless all such joint holders otherwise specify in writing.

10.3	If any Certificate is defaced worn out lost or destroyed the Company may issue a new Certificate on such terms (if any) as the Directors may reasonably require as to indemnity and evidence of defacement wearing out loss or destruction. In the case of defacement or wearing out, the defaced or worn out Certificate shall be surrendered and cancelled before the new Certificate is issued. In the case of loss or destruction, the person availing himself of the provisions of this clause 10.3 shall also pay to the Company (if demanded) all reasonable expenses incidental to the investigation of evidence of loss or destruction and the preparation of any form of indemnity. There shall be entered in the Register particulars of the issue of any new Certificate and any indemnity.

11.	SURRENDER AND CANCELLATION

11.1	Notes shall only be redeemed against surrender of the relevant Certificates for cancellation in the case of full redemption and for the enfacement of a memorandum of the amount and date of redemption in the case of partial redemption.

11.2	All Notes redeemed by the Company under the provisions of this deed shall be cancelled and shall not be re-issued.

12.	PLACE OF PAYMENT

The principal amount of the Notes or any part of the Notes and any accrued interest will be payable at the registered office of the Company or at such other place as the Company may from time to time appoint by notice in writing to the Noteholders.

13.	REGISTER OF NOTEHOLDERS

13.1	The Company shall at all times maintain a register (“Register”) at its registered office or at such other place in the United Kingdom as it may from time to time decide in which shall be entered the names and addresses of the holders for the time being of the Notes together with the amounts of their respective holdings of Notes, the dates upon which they were respectively registered as holders of the Notes, the date and amount of any redemption of Notes, the serial number of each Certificate issued and its date of issue and the date on which a person ceased to be a Noteholder.

13.2	The Company shall enter in the Register each change to the information specified in clause 13.1 which it receives from any Noteholder in accordance with clause 13.3.

13.3	Each Noteholder shall notify the Company of any change of his name or address and the Company upon receiving such notification shall alter the Register accordingly.

13.4	The Register shall at all reasonable times during business hours be open for inspection by the Noteholders or any of them or by any person authorised in writing by them. The Noteholders or any of them (or persons authorised in writing by them) may at any time and from time to time request a copy of the Register or any part of it.

14.	TITLE OF NOTEHOLDERS

14.1	The Company shall recognise the registered holder of any Notes as the sole absolute owner of such Notes and as alone entitled to receive and give effectual discharge for the monies comprised in them. The Company shall not be bound to take notice or see to the execution of any trust whether express or implied or constructive to which any Notes may be subject and shall not be affected by any notice it may have whether express or constructive of the right title interest or claim of any other persons to or in such Notes or monies.

14.2	If several persons are entered in the register as joint holders of any Notes, the receipt of any one of such persons for any monies from time to time payable in respect of such Notes shall be as effective a discharge to the Company as if the person signing such receipt were the sole registered holder of such Notes.

14.3	The Company shall recognise the executors and administrators of a sole registered holder of a Note as the only persons having any title or interest in such Note on the death of such Noteholder. The Company shall recognise the survivor or survivors of joint registered holders of a Note as the only person or persons as having any title or interest in such Note on the death of one or more of such joint registered holders.

15.	TRANSFER OF NOTES

15.1	The Company may not sell, transfer, assign, mortgage or otherwise encumber any of the Notes or all or any part of its obligations under the Notes. A transfer of a Note must be by an instrument in writing which is signed by or on behalf of the transferor. The transferor shall be deemed to remain the owner of the Notes to be transferred until the name of the transferee is entered in the Register in respect of them.

15.2	Every instrument of transfer must be delivered to the registered office of the Company or to such other place as the Company may appoint for registration accompanied by the Certificate of the Notes to be transferred together with such other evidence as the Directors or other officers of the Company authorised to deal with the transfer may reasonably require to prove the title of the transferor or his right to transfer the Notes.

15.3	The Company shall retain all instruments of transfer which are registered.

15.4	The Company shall not register the transfer of Notes in respect of which a notice of redemption or repayment has been given.

16.	TRANSMISSION OF NOTES

Any person entitled to a Note by reason of the death or bankruptcy or insolvency of any Noteholder or otherwise by operation of law may be registered as the holder of the Note upon such evidence of his title being produced as the Directors may reasonably require. The Company may in its sole discretion retain any payments on such a Note until the person entitled to be registered under this clause 16 has duly registered under the provisions of this deed.

17.	ALTERATION OF THIS DEED

17.1	The provisions of this deed and the conditions on which the Notes are held may only be altered, abrogated or added to with the consent in writing of the Company, the Guarantor and a Special Resolution of the Noteholders.

17.2	The Company shall endorse on this deed a memorandum of the execution of any deed supplemental to this deed.

18.	MEETINGS OF NOTEHOLDERS

Meetings of Noteholders for any purpose will be conducted and/or written resolutions of Noteholders passed in accordance with the provisions of schedule 2.

19.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this deed shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this deed. This clause 19 does not affect any right or remedy of the Noteholders or any other person which exists or is available otherwise than pursuant to that Act.

20.	NOTICES

20.1	Any notice to be given pursuant to the terms of this deed must be given in writing to the party due to receive such notice at (in the case of the Company and the Guarantor) their registered offices from time to time or (in the case of a Noteholder) its address as set out in the Register.

20.2	A notice may only be served on a party who is an individual:

20.2.1	personally;

20.2.2	by sending it through the post in a prepaid envelope addressed to that individual at his address as referred to in clause 20.1; or

20.2.3	by delivery of it by hand to or leaving it at that address in an envelope addressed to the individual.

20.3	A notice may only be served on a party which is a company:

20.3.1	by sending it through the post in a prepaid envelope addressed to that party or any of its officers at (in the case of the Company) its registered office or (in the case of any other company) its address as referred to in clause 20.1; or

10.3.2	by delivering it by hand to such address as is referred to in clause 20.3.1.

20.4	Any notice:

20.4.1	addressed to the recipient in the manner prescribed by this deed shall, if sent by post, be deemed to have been served or delivered:

10.4.1.1	(if prepaid as first class) 24 hours after it was posted; and

10.4.1.2	(if prepaid as second class) 48 hours after it was posted;

20.4.2	not sent by post, but delivered by hand to or left at an address in accordance with this deed, shall be deemed to have been served or delivered on the day it was so delivered or left.

21.	GOVERNING LAW

This deed shall be governed by and construed in accordance with English Law and the parties submit for all purposes in connection with this deed to the [non-]exclusive jurisdiction of the English Courts.

The parties intend this document to be a deed and accordingly they or their duly authorised representatives execute and deliver it as such.

SCHEDULE 1: FORM OF LOAN NOTE CERTIFICATE

WHALE SHARK MEDIA LIMITED (“Company”)

(Incorporated in England and Wales under the Companies Act 2006)

Certificate No.	Nominal Amount of Loan Notes
¿	£	¿

ISSUE of $13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013.

Created and issued pursuant to the Company’s Articles of Association and Resolution of its board of directors passed on ¿             2011.

THIS IS TO CERTIFY that [name of Noteholder] of [address] is/are the registered holder(s) of $¿             in principal amount of the

$13,000,000 5% Fixed Rate Guaranteed Loan Notes 2013 which Notes are constituted by a deed entered into by the Company and Guarantor on and dated ¿             2011 (“Deed”) and are issued with the benefit of and subject to the provisions contained in the Deed.

The Notes are transferable only in accordance with the Deed. No transfer of any part of the Notes represented by this Certificate will be registered unless accompanied by this Certificate. The Notes are redeemable in accordance with the terms and conditions contained in the Deed.

A copy of the Deed are available for inspection at the Company’s registered office.

Delivered by the Company as a deed this ¿     day of ¿             2011.

Executed as a deed, but not delivered until	)
the date specified on this certificate, by	)
WHALE SHARK MEDIA LIMITED	)
by a director in the presence of a witness.	)	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

SCHEDULE 2: MEETINGS OF THE NOTEHOLDERS

1.	Convening of Meetings

The Company may, and shall upon the request in writing signed by any one or more of the Noteholders holding or together holding not less than 10 per cent of the principal amount of the Notes for the time being outstanding, convene a meeting of the Noteholders to be held at such place as the Company shall determine.

2.	Notice of Meetings

2.1	At least 14 Business Days’ notice of every meeting shall be given to the Noteholders but any meeting may be called by shorter notice if it is so agreed by all the Noteholders.

2.2	The notice shall specify the place, day and hour of meeting and the general nature of the business to be transacted but it shall not be necessary (except in the case of a Special Resolution) to specify in the notice the terms of any resolution to be proposed. The Notice shall state that the Noteholder is entitled to appoint a proxy to attend and on a poll to vote instead of him.

2.3	The accidental failure to give notice to or the non-receipt of notice by any of the Noteholders shall not invalidate the proceedings of or any resolution passed at any meeting.

3.	Quorum

The quorum at any meeting for the transaction of business other than the passing of a Special Resolution shall be any two or more persons being or representing by proxy Noteholders holding in the aggregate at least 50 per cent of the principal amount of the Notes for the time being outstanding. The quorum for passing a Special Resolution shall be any two or more persons being or representing by proxy Noteholders holding in the aggregate a clear majority in principal amount of the Notes for the time being outstanding. No business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

4.	Absence of Quorum

4.1	If no quorum is present within 15 minutes from the time appointed for any meeting of the Noteholders, the meeting shall be adjourned to such day (not being less than 14 days nor more than 28 days after the date of the original meeting) and time and place as the chairman directs. At any such adjourned meeting the Noteholder or Noteholders or proxies for Noteholders present whatever their number or the value of the Notes held or represented by them will constitute a quorum for all purposes.

4.2	At least seven days’ notice of any adjourned meeting of the Noteholders shall be given. Notice of any adjourned meeting shall, so far as possible, be given in the same manner as for the original meeting and such notice shall state that the Noteholder or Noteholders or proxies for the Noteholders present at such meetings, whatever their number or the value of the Notes held or represented by them, will constitute a quorum.

4.3	No business shall be transacted at any adjourned meeting except business which could lawfully have been transacted at the meeting from which the adjournment took place.

5.	Chairman

The Company may nominate in writing a person (who may be but need not be a Noteholder) to preside as chairman at a meeting but if no such person is nominated or if at any meeting the person nominated shall not be present within five minutes after the time appointed for holding the meeting the Noteholders present shall choose one of their number to be chairman.

6.	Attendance of Directors and Advisers

The Directors, the secretary and the solicitors of the Company and any other person authorised in that behalf by the Company may attend and speak at any meeting.

7.	Resolutions

A resolution put to the vote of the meeting shall be decided on a show of hands unless before or on the declaration of the result on the show of hands a poll is demanded by the chairman or by one or more Noteholders present in person or by proxy and holding or representing in aggregate not less than 50 per cent of the principal amount of the Notes for the time being outstanding. Unless a poll is so demanded a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

8.	Poll

8.1	If a poll is duly demanded it shall be taken in such manner and at such time and place as the chairman may direct except that a poll demanded on the election of a chairman or any question of adjournment shall be taken at the meeting without adjournment.

8.2	No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case, at least seven days’ notice shall be given.

8.3	The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded. The demand for a poll may be withdrawn.

8.4	The result of a poll shall be deemed to be a resolution of the meeting at which the poll was demanded.

9.	Voting

9.1	On a show of hands, every Noteholder who being an individual is present in person or being a corporation is present by its authorised representative shall have one vote. On a poll, every Noteholder who is present in person or by proxy or, in the case of a corporation, by its authorised representatives shall have one vote for every £1 in nominal amount of Notes held by him.

9.2	A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

9.3	In the case of joint Noteholders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of such holding.

9.4	No objection shall be raised to the qualification of any person voting except at the meeting or adjourned meeting at which the vote objected to is tendered, and every vote not disallowed at the meeting shall be valid. Any objection made in due time shall be referred to the chairman whose decision shall be final and conclusive.

10.	Equality of Votes

In the case of an equality of votes whether on a show of hands or on a poll the chairman of the meeting shall not be entitled to a casting vote in addition to any vote or votes to which he may be entitled as a Noteholder or proxy or corporate representative.

11.	Adjournment of Meeting

The chairman may with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place but no business shall be transacted at any such adjourned meeting except business which could lawfully have been transacted at the meeting from which the adjournment took place. No notice of any such adjourned meeting need be given except when the meeting is adjourned for fourteen days or more or a Special Resolution is proposed to be passed at the adjourned meeting, in which event at least seven Business Days’ notice shall be given.

12.	Proxies

12.1	The instrument appointing a proxy shall be in writing and signed by the appointor or his attorney duly authorised in writing or, if the appointor is a corporation, either executed under its common seal or as a deed or signed by an attorney or officer so authorised. The Company may but shall not be bound to require evidence of the authority of any such attorney or officer.

12.2	A person appointed to act as proxy need not be Noteholder. The chairman of the meeting may be designated as a proxy in an instrument of proxy without being named.

12.3	An instrument of proxy may be in the usual common form or in any other form which the Company may approve and such proxy shall be deemed to confer authority to demand or join in demanding a poll.

12.4	An instrument of proxy shall be valid for any adjournment of the meeting to which it relates unless the contrary is stated on it.

12.5	The instrument appointing a proxy and the power of attorney under which it is signed or a notarially certified copy of such power of attorney shall be deposited at the Company’s registered office or at such place as may be specified in the notice convening the meeting or any document accompanying such notice not less than forty-eight hours (or such lesser period as the Chairman may, in his absolute discretion determine to accept) before the time appointed for holding the meeting or adjourned meeting or for the taking of the poll to which such instrument relates. Any instrument of proxy not deposited as provided in this paragraph 12.5 shall be invalid.

12.6	An instrument appointing a proxy shall be invalid on the expiration of 12 months from the date of its execution.

12.7	A vote given in accordance with the terms of an instrument appointing a proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy is given unless notification in writing of the death, insanity or revocation shall have been received at the registered office of the Company prior to the commencement of the meeting or adjourned meeting or the taking of the poll at which the proxy is to be used.

13.	Powers of Meetings of Noteholders

A meeting of the Noteholders shall in addition to any other powers have powers by Special Resolution to:

13.1	sanction any scheme for the reconstruction of the Company or for the amalgamation of the Company with any other company;

13.2	sanction any proposal made or approved by the Company for the exchange of the Notes for or the conversion of the Notes into shares, stock, debentures, debenture stock or other obligations or securities of the Company or any other company formed or to be formed, or cash or partly for, or into, such shares, stock, debentures, debenture stock or other obligations or securities as aforesaid and partly for, or into, cash and for the appointment of some person with power on behalf of the Noteholders to execute an instrument of transfer of the Notes held by them in favour of the person to or with whom the Notes is to be sold or exchanged, respectively;

13.3	sanction the release of the Company from the payment of all or any part of the principal monies and interest owing upon the Notes and other monies payable pursuant to this deed;

13.4	sanction any modification, abrogation, extension, replacement or compromise of the rights of the Noteholders against the Company under this deed and to authorise the Company to execute any instrument embodying the same;

13.5	appoint any persons (whether Noteholders or not) as a committee to represent the interests of the Noteholders and to confer upon such committee any power or discretions which the Noteholders could themselves exercise.

14.	Special Resolutions

A Special Resolution passed at a meeting of the Noteholders duly convened and held shall bind all the Noteholders whether or not present at the meeting where it was passed and each of the Noteholders shall be bound to give effect to such Special Resolution.

15.	Resolution in Writing

A resolution in writing signed by all the Noteholders (or by their duly authorised representatives in the case of corporations) shall be valid and effectual as if it had been passed as a Special Resolution at a meeting of the Noteholders duly convened and held. Such resolution in writing may consist of several documents in the like form each signed by or on behalf of one or more such persons.

16.	Minutes

The chairman shall procure that minutes of all resolutions and proceedings at every meeting shall be made and duly entered in books to be provided for that purpose by the Company. Any such minutes as aforesaid if purporting to be signed by the chairman of the meeting or by the chairman of the next succeeding meeting of the Noteholders shall be conclusive evidence of the matters contained in the minutes and until the contrary is proved every such meeting in respect of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed at such meeting to have been duly passed.

SCHEDULE 3: THE GUARANTEE

1.	Subject to clause 3, the Guarantor irrevocably and unconditionally:

1.1	guarantees to each of the Noteholders the due and punctual payment by the Company of the Guaranteed Obligations; and

1.2	undertakes with each of the Noteholders that whenever the Company does not pay any of the Guaranteed Obligations when due under or in connection with this deed, the Guarantor must immediately on demand pay that amount as if it were the principal obligor.

2.	Demands made to the Guarantor under this deed shall:

2.1	be in writing, be given at the Guarantor’s registered office from time to time, in the case of a demand for payment of principal of any Notes, be accompanied by the certificate(s) relating to the relevant Notes in respect of which demand is being made, or in the case of any lost or destroyed certificate, by an appropriate indemnity in favour of the Guarantor from the Noteholder in a form satisfactory to the Guarantor, acting reasonably;

2.2	be signed by or on behalf of the relevant Noteholder, or, in the case of joint holders, by the first-named such holder;

2.3	state:

2.3.1	the full name and address (as appears in the Register) of such Noteholder and the amount of principal which is claimed and, in the case of a claim for interest, state the principal amount on which interest is claimed and the date(s) in respect of which interest is being claimed;

2.3.2	in respect of a demand for redemption of principal payable in respect of such Notes, that none of the Notes in respect of which such demand is made has been cancelled or repurchased by the Company;

2.3.3	that the sum demanded is due and payable by the Company and the Company has failed to pay the sum demanded; and

2.3.4	have the signature confirmed by the bankers or, if the Guarantor has given prior notice to the Noteholder demanding the same, the solicitors to the Noteholder.

3.	The Guarantor may rely on any demand or other document or information believed by it to be genuine and correct and to have been signed or communicated by the person by whom it purports to be signed or communicated, and the Guarantor shall not be liable for the consequences of such reliance and shall not investigate or have any obligation to verify or establish that the facts or matters stated in any such demand, document or information are true and correct.

4.	The Guarantor shall only be liable under this deed following the actual receipt by it of a demand made in accordance with clause 3.

5.	The guarantee set out in this deed is a continuing guarantee and will extend to the ultimate balance of sums payable in respect of the Guaranteed Obligations by the Company in respect of the Notes, regardless of any intermediate payment or discharge in whole or in part. This guarantee is and shall be in addition to and is not in any way prejudiced by any other guarantee, indemnity, other security or right now or subsequently held by any Noteholder.

6.	The obligations of the Guarantor under this guarantee in respect of the Guaranteed Obligations will not be affected by any act, omission, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this guarantee (without limitation and whether or not known to it or to the Noteholders) including:

6.1	any time, waiver or consent granted to, or composition with, the Company or any other person;

6.2	the release of the Company or any other person under the terms of any composition or arrangement;

6.3	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of the Company or any other person;

6.4	any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

6.5	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the Company or any other person;

6.6	any amendment, variation or replacement of this deed or any of the Notes made with the prior written consent of the Guarantor, or of any other document or security (in each case, however fundamental, and whether or not this has the effect of increasing the liability of the Guarantor under this deed);

6.7	any unenforceability, illegality or invalidity of any obligation of any person under this deed or the Notes or any other document or security;

6.8	any change in the constitution of the Company or the Noteholders (or any of their successors and assigns) or as a result of the amalgamation or consolidation by the Company or the Noteholders with any company or entity;

6.9	any alteration to the Company’s articles of association; or

6.10	any insolvency or similar proceedings.

7.	If any payment by the Company or the Guarantor or any discharge given by the Noteholders in respect of the Guaranteed Obligations (whether in respect of the obligations of the Company or the Guarantor or any security for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event:

7.1	the liability of the Guarantor in respect of the Guaranteed Obligations shall continue as if the payment, discharge, avoidance or reduction had not occurred; and

7.2	the Noteholders shall be entitled to recover the value or amount of that security or payment in respect of the Guaranteed Obligations from the Guarantor as if the payment, discharge, avoidance or reduction had not occurred.

8.	Unless all amounts which may be or become payable by the Company under this deed have been irrevocably paid in full, or the Noteholders otherwise direct, the Guarantor will not after a claim has been made or by virtue of any payment by it under this guarantee:

8.1	be subrogated to any rights, security or moneys held, received or receivable by the Noteholders (or any trustee or agent on their behalf);

8.2	be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Guarantor’s liability under this guarantee;

8.3	claim, rank, prove or vote as a creditor of the Company or its estate in competition with the Noteholders (or any trustee or agent on their behalf); or

8.4	receive, claim or have the benefit of any payment, distribution or security from or on account of the Company, or exercise any right of set-off as against the Company.

9.	All sums payable by the Guarantor under this guarantee shall be paid in dollars to the relevant Noteholder(s) within 14 days after receipt by the Guarantor of the documents specified in clause 2 in relation to such Noteholder(s).

10.	The Company shall promptly give notice to the Guarantor at its registered office of:

10.1	the date of the first issue of any Notes;

10.2	the occurrence of any default by it in making any payments guaranteed by the Guarantor under this deed;

10.3	the failure or refusal of a Noteholder to deliver up any Notes or certificate relating any Notes or to accept payment of monies payable in respect of any Notes;

10.4	the repayment, redemption or cancellation of any Notes;

10.5	being notified of the defacement, loss or destruction of any certificate relating to any Notes;

10.6	the registration of any transferee (including a trustee in bankruptcy or personal representative) as the holder of any Notes together with details of the full name and address of such transferee; or

10.7	any change of name and address of a Noteholder notified to the Company.

11.	No variation or modification of the rights of the Noteholders or to any provisions of this deed shall be made without the prior written consent of the Guarantor.

12.	No demand under this guarantee shall be valid or result in any liability on the part of the Guarantor unless it has been made, and received by the Guarantor, in accordance with the provisions of this guarantee, on or before the first Business Day falling more than 120 days after the date on which payment of the principal or interest in respect of which the demand is made should have been made to the Noteholder by the Company. All payments by the Guarantor under this deed shall be made in full, without set-off or counterclaim and, subject to clause 13, free and clear of any deductions or withholdings in immediately available, freely transferable, cleared funds for value on the due date.

13.	If at any time the Guarantor is required by law to make any deduction or withholding in respect of any taxes, duties or other charges or withholdings from any payment due under this deed, the sum due from the Guarantor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Noteholders receive on the due date and retains (free of any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

Executed as a deed, but not delivered until	)
the date specified on this certificate, by	)
WHALE SHARK MEDIA LIMITED	)
by a director in the presence of a witness.	)	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

Executed as a deed, but not delivered until	)
the date specified on this certificate, by	)
WHALE SHARK MEDIA LIMITED	)
by a director in the presence of a witness.	)	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

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